UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.)

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material pursuant to Section 240.14a-12

INX Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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INX Inc.

1955 Lakeway Drive, Suite 220
Lewisville, Texas 75057

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held July 14, 2011
________________________

Notice is hereby given that the annual meeting of the stockholders of INX Inc., a Delaware corporation (the “Company”), will be held at the offices of the Company located at 1955 Lakeway Drive, Suite 220, Lewisville, Texas 75057, on July 14, 2011, at 10:00 AM, Central Daylight Time, and any adjournment or postponement thereof, for the following purposes:

1.	To elect eight (8) nominees to the board of directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified;

2.	To consider and approve the adoption of the INX Inc. 2011 Incentive Plan;

3.	To consider and approve the amendment of the INX Inc. 2008 Employee Stock Purchase Plan;

4.	To ratify the appointment of Grant Thornton LLP as our independent public accounting firm; and

5.	To consider and act upon such other business as may properly be presented at the annual meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on June 7, 2011, will be entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.  Each of these stockholders is cordially invited to be present and vote at the meeting in person.  A list of stockholders entitled to vote at the meeting will be available for inspection ten (10) days prior to the meeting at the principal offices of the Company, located at 1955 Lakeway Drive, Suite 220, Lewisville, Texas 75057.  You can contact the Company with any further questions at (713) 795-2001.

The presence in person or by proxy at the meeting of at least a majority of all outstanding shares of common stock is required to constitute a quorum.  In the event there are an insufficient number of votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the meeting may be adjourned or postponed in order to permit us to further solicit proxies.

Important Notice Regarding the Availability of Proxy Materials
for the Stockholders Meeting to be Held on July 14, 2011:

The Proxy Statement and our 2010 Annual Report are Available
at the Web Site, www.proxyvote.com

Please read the proxy material carefully.  Your vote is important, and the Company appreciates your cooperation in considering and acting on the matters presented.

By Order of the Board of Directors, /s/ Joseph E. Horzepa Joseph E. Horzepa Secretary June 6, 2011
_______________________

Whether or not you plan to attend the annual meeting in person, please take the time to vote your shares.  For information on how to vote your shares, please refer to the instructions on the enclosed proxy card or review the section entitled “Shares Outstanding and Voting Rights – How to Vote Your Shares," which begins on page 3 of the enclosed proxy statement.

INX Inc.
1955 Lakeway Drive, Suite 220
Lewisville, Texas 75057
________________________

PROXY STATEMENT
FOR THE
ANNUAL MEETING OF STOCKHOLDERS
OF
INX INC.
TO BE HELD ON July 14, 2011
________________________

This proxy statement and the enclosed proxy card are first being mailed to the stockholders of INX Inc., a Delaware corporation (the “Company”), commencing on or about June 10, 2011, in connection with the solicitation by the board of directors of the Company (the “Board of Directors” or the “Board”) of proxies to be voted at the annual meeting of stockholders to be held at the offices of the Company located at 1955 Lakeway Drive, Suite 220, Lewisville, Texas 75057 on July 14, 2011 at 10:00 a.m., Central Daylight Time and at any adjournments or postponements thereof (the “Meeting”), for the purposes set forth in the accompanying notice.  The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 (the “2010 Annual Report”) is being mailed to stockholders concurrently with this proxy statement as specified further below.  The 2010 Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation of proxies is to be made.

SHARES OUTSTANDING AND VOTING RIGHTS

Record Date and Shares Outstanding

Only holders of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), of record as of the close of business on June 7, 2011 (the “Record Date”) are entitled to vote at the Meeting.  As of June 7, 2011, there were 9,690,657 shares of Common Stock issued, outstanding and entitled to vote at the Meeting.  Each share of Common Stock is entitled to one vote on all matters to be voted upon at the Meeting.

Quorum; Broker Non-Votes; Abstentions

The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock will constitute a quorum for the transaction of business at the Meeting and any adjournment or postponement thereof.  The shares of Common Stock that are voted by proxy on a proposal, or that “ABSTAIN” from voting on a proposal are treated as being present at the Meeting for purposes of determining the presence of a quorum.

Broker non-votes (i.e., shares of Common Stock held by a broker or nominee that are represented at the Meeting but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted for purposes of determining the presence of a quorum for the transaction of business at the Meeting but will not be counted for purposes of determining the number of shares with voting power with respect to proposals 1, 2, and 3.  Accordingly, a broker non-vote will not affect the outcome of the voting on those proposals set forth in this proxy statement.  Abstentions with respect to any proposal will have the same effect as a vote against such proposal.

If a quorum is not obtained, the Meeting may be adjourned for the purpose of obtaining additional proxies or votes or for any other purpose, and, at any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the originally convened Meeting (except for any proxies which have theretofore been revoked).

Notice and Access

The Securities and Exchange Commission (“SEC”) has adopted amendments to the proxy rules that change how companies must provide proxy materials.  These new rules are often referred to as “Notice and Access”.  Under the Notice and Access model, a company may select either of the following two options for making proxy materials available to stockholders:

●	The full set delivery option; or

●	The notice only option.

Pursuant to the SEC’s e-proxy rules, the Company is required to post its proxy materials on the Internet, and we are permitted to provide only a Notice of Internet Availability of Proxy Materials to stockholders.  However, for this year’s Meeting, we have chosen to follow the SEC’s full set delivery option, and therefore, although we are posting a full set of our proxy materials on the Internet, we are also mailing a full set of our proxy materials to our stockholders by mail.

Our proxy statement for the Meeting and our annual report on Form 10-K for the fiscal year ended December 31, 2010, together with the accompanying form of proxy, are available online at www.inxi.com and www.proxyvote.com.

If you would prefer to continue receiving paper copies of proxy materials if the Company elects to use the notice only option for future annual meetings, please mark the “Paper Copies” box on your Proxy Card (or provide this information when you vote via the telephone or Internet).

By developing in advance a database of stockholders who would prefer to continue receiving paper copies of proxy materials, the Company would be able to use the full set delivery option for these stockholders — using bulk mail to deliver the paper copies — while using the notice only option for other stockholders.  We believe this would significantly reduce the number of requests for paper copies that the Company would need to process on a stockholder-by-stockholder basis and would position the Company to better capture cost savings should it continue to use the notice only option in the future.  We appreciate your assistance in helping us develop this database through the Proxy Card and telephone and Internet voting processes.

How to Vote Your Shares

Stockholders of record (i.e., those who own shares in their own name) can vote by telephone, on the Internet, or by mail as described below.  “Street name” stockholders (i.e., those who own their shares in the name of a broker, bank, or other fiduciary) should refer to the information you receive from the record holder to see which voting methods are available to you.

●	Voting by Telephone. Call the toll-free number listed on the proxy card and follow the instructions. You will need to have your proxy card with you when you call.

●	Voting on the Internet. Go to www.proxyvote.com and follow the instructions. You will need to have your proxy card with you when you link to the web site.

●	Voting by Mail. Complete, sign, date, and return the enclosed proxy card in the envelope provided.

●
Voting at the Annual Meeting.  If you decide to attend the annual meeting and vote in person, you may deposit your proxy card with a representative of the Company at the annual meeting registration desk.  You may also complete a ballot that will be distributed at the meeting.  If you are a street name shareholder, you must obtain a proxy executed in your favor from the holder of record to be able to vote at the annual meeting.  Whether or not you plan to attend the annual meeting, please submit your proxy promptly in the enclosed envelope or vote telephonically or through the Internet by following the instructions on the proxy card.

Proxies will be voted in accordance with the directions specified thereon.  Any proxy on which no direction is specified will be voted for the election of the nominees named herein to the Board of Directors and for approval of Proposal 2, Proposal 3 and Proposal 4.  The Company is not aware of any other matters that may be presented or acted on at the Meeting.  The persons named on the proxy card may use their discretion to vote on any other matter that may properly be presented at the Meeting.

Revocability of Proxy

Whether or not you plan to attend the annual meeting, please sign, date, and return the enclosed proxy promptly in order to be sure that your shares are voted.   A stockholder may revoke a proxy by:

●	delivering to the Company written notice of revocation;

●	delivering to the Company a proxy by Internet, telephone or mail that is later dated and, if by mail, that is properly signed; or

●	appearing at the Meeting and voting in person.

Voting Results

Votes will be tabulated and the results will be certified by an election inspector who will be required to resolve impartially any interpretive questions as to the conduct of the vote.  If available, we will announce voting results at the meeting. The voting results will also be disclosed on a Form 8-K that we will file within four business days after the meeting.

PROPOSAL 1
ELECTION OF DIRECTORS

General Information

At the Meeting, eight (8) nominees are to be elected to the Board of Directors.  If elected, each nominee will hold office until the next annual meeting of stockholders or until his successor is elected and qualifies.

Unless otherwise directed, the persons named as proxies in the accompanying proxy will vote for the election of the nominees named below to the Board of Directors.  Four (4) of the nominees – Messrs. Cartwright, Chadwick, Grossman and Long - have previously been elected directors by the stockholders, and four (4) of the nominees – Messrs. Falgout, Hilz, Repass and Sams – are standing for election as directors for the first time.  If any nominee should become unavailable for election, the proxy may be voted for a substitute nominee selected by the Board of Directors.  However, the Board of Directors is not aware of any circumstances that would prevent any nominee from standing for election or from serving if elected.

Approval and Required Vote

The eight (8) nominees for election as directors at the Meeting, who receive the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, will be the duly elected directors of the Company.  Broker non-votes will not have any effect on the outcome of the election.  Votes withheld with respect to the election of any director will have the same effect as a vote against such director.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL NOMINEES FOR ELECTION TO THE COMPANY’S BOARD OF DIRECTORS.

Nominees for Director

Set forth below is certain information regarding the nominees for election to the Board of Directors:

James H. Long, age 52, is the Company’s founder and served as the Chairman of the Board and Chief Executive Officer since its inception in 1983.  In October of 2010, Mr. Long resigned as Chief Executive Officer and became the Company’s Executive Chairman.  Mr. Long also served as the Company’s President through December 2003.  Prior to founding the Company, Mr. Long served with the United States Navy in a technical position and was then employed by IBM in a technical position.

Mr. Long’s day-to-day leadership and involvement with the Company, and his knowledge of, and many years of experience with, the Company’s operations and financial position, as well as his many years of relevant technology industry experience, make him well qualified to serve on our Board of Directors.

Donald R. Chadwick, age 67, has served as a member of the Board of Directors since September 1996 and currently serves as the chair of the Nominating Committee of the Board of Directors.  He served as Secretary from February 1992 to August 2002 and served as Chief Financial Officer of the Company from February 1992 until December 1999.  As Chief Financial Officer, his duties included supervision of finance, accounting and controller functions.  Mr. Chadwick is also a Certified Public Accountant.

Mr. Chadwick’s background in finance and accounting, complemented by his knowledge of the Company, its financial position and its industry, which he developed in part through his service as the Company’s Chief Financial Officer and Secretary, makes him well qualified to serve on our Board of Directors.

John B. Cartwright, age 64, has served as a member of the Board of Directors since August 2001 and currently serves as the chair of the Compensation Committee of the Board of Directors.  He has been the owner of John B. Cartwright & Associates, a Certified Public Accounting firm, since 1990.  From 1973 to 1990, Mr. Cartwright was the managing partner or managing stockholder of Cartwright, Matthews, Gonsoulin & Bradley, PC, Cartwright, Matthews & Gonsoulin, a Partnership and Cartwright & Matthews, a Partnership.  From 1969 to 1973, Mr. Cartwright was an Audit Supervisor of Touche Ross & Co. (now Deloitte & Touche LLP) in Houston.  Mr. Cartwright is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants, Texas Society of Certified Public Accountants, Houston Chapter of the Texas Society of Certified Public Accountants, and the past President of the Houston Chapter of the Community Associations Institute.

Mr. Cartwright brings to the Board of Directors an accounting and financial reporting background as well as leadership and management experience.

Cary M. Grossman, age 57, has served as a member of the Board of Directors and chair of the Audit Committee since December 2004. He is the founder and President of Shoreline Capital Advisors, Inc., an investment and merchant banking firm he founded in 2010. He was the Chief Financial Officer of Blaze Recycling & Metal, LLC from July 2007 through November 2009. Mr. Grossman was the Executive Vice President of Gentium, S.P.A, an Italy-based biopharmaceutical company, from August 2004 until February 2007. During that period he served as Chief Financial Officer, and later as its Chief Operating Officer. Mr. Grossman was also a co-founder and officer of two special purpose acquisition companies during 2004-2006; Coastal Bancshares Acquisition Corp. and St. Bernard Software, Inc. . From April 2004 to January 10, 2005, he was also its Chief Financial Officer. From 2002 until 2003 he served as Chief Financial Officer at U.S. Liquids, Inc., at the time an AMEX-listed environmental services company. Mr. Grossman left U.S. Liquids, Inc. in 2003 as a result of the acquisition of three of its businesses and was President and Chief Executive Officer of the acquiring company, ERP Environmental Services, until November 2003. From 1997 until 2002, Mr. Grossman served Pentacon, Inc., at the time a NYSE-listed company, as a board member and as Chairman of the Board of Directors. From 1991 until 2002, Mr. Grossman was the Chief Executive Officer of McFarland, Grossman & Company, Inc., an investment banking and financial advisory firm. Mr. Grossman practiced public accounting from 1977-1991. He is a Certified Public Accountant and earned a BBA in accounting from The University of Texas.

Mr. Grossman brings to the Board of Directors accounting and financial reporting expertise as well as leadership experience having served as the Chief Financial Officer and other executive positions for various companies and having worked for more than a decade in public accounting.

Tilman J. Falgout, III, age 61, is currently the Chairman of the board of directors of America’s Car-Mart, a position he has held since 2004, and has been a director of that company since 1992.  He served as the CEO of America’s Car-Mart from 2002 until 2007 after serving in various capacities, Executive Vice President and General Counsel since 1995.  Prior to joining America’s Car-Mart, Mr. Falgout practiced corporate and securities law at Stumpf & Falgout, where he was a founder and managing partner of the firm.

Mr. Falgout’s qualifications to serve on the Board of Directors include his corporate governance and operational management experience, as well as his legal expertise. Mr. Falgout also brings a background in organizational leadership and experience serving as the Chairman and CEO of a public company.

Mark T. Hilz, age 52, is the Company’s President and Chief Executive Officer and has served in those roles since 2005. In addition, Mr. Hilz was named as the Company’s Chief Operating Officer in November.  Prior to serving in these executive officer roles with the Company, Mr. Hilz served since 2000 as the President and CEO of Internetwork Experts, Inc., the Company’s subsidiary that was merged into and with the Company in 2005. He has also served as President and CEO of PC Service Source, a technology service logistics company.

Mr. Hilz’s day-to-day leadership and involvement with the Company, and his knowledge of, and many years of experience with, the Company’s operations and financial position, as well as his many years of relevant technology industry experience, make him well qualified to serve on our Board of Directors.

Robert D. Repass, age 50, is currently a partner with Maxwell, Locke & Ritter, a privately held business services consulting and professional services firm.  Mr. Repass began his career in public accounting with Price Waterhouse (now PricewaterhouseCoopers) in 1982, and served as the managing partner of the Austin, Texas office from 1997 to 2000.  He was a partner with TL Ventures in 2000 and 2001 and served as Chief Financial Officer for Motion Computing, Inc. from 2002 until 2009.  He has served as a director and as the audit committee chair for numerous private companies, as well as non-profit organizations.  He formerly served as the chair of the audit committee of Bindview Development from 2003 to 2006 when it was acquired by Symantec Corporation.  He currently serves as the audit committee chair for Multimedia Games, Inc., a software and systems company.  He has also served on the boards of numerous civic organizations.

Mr. Repass’ qualifications to serve on the Board of Directors include his experience and expertise in accounting, corporate governance, venture capital and finance and within the technology industry.

William M. Sams, age 73, currently is a Managing Partner and Principal of the Marlin Sams Fund, LP.  From 1981 until 2000, Mr. Sams was the President and Chief Investment Officer of FPA Paramount Fund, Inc., as well as Executive Vice President to both First Pacific Advisors, Inc. and FPA Perennial Fund, Inc.  From 1966 to 1981 Mr. Sams was portfolio manager of various mutual funds.  He presently serves on the board of directors of Unifi, Inc. and America’s Car-Mart, Inc.

Mr. Sams’ qualifications to serve on the Board of Directors include his finance and investment experience and expertise as well as his experience serving as a director for two public companies.

PROPOSAL 2
ADOPTION OF THE COMPANY’S 2011 INCENTIVE PLAN

General Information

The Board of Directors approved the INX Inc. 2011 Incentive Plan (the “Incentive Plan”) on April 29, 2011, subject to approval by stockholders at this Meeting. The Company is asking stockholders to approve the Incentive Plan, as the Company believes that its ability to grant incentive awards under the Incentive Plan is essential to its ability to implement its strategy and to continue to attract and motivate key employees. Additionally, the Company needs to have the ability to grant incentive awards to future employees in conjunction with future acquisitions.

The purpose of the Incentive Plan is to attract and to encourage the continued employment and service of, and maximum efforts by, officers, outside directors, key employees, consultants and other key individuals by offering those persons an opportunity to acquire, or increase an existing, interest in the future success of the Company. In the judgment of the Board of Directors, this form of incentive compensation will serve to the ultimate benefit of stockholders by aligning more closely the interests of the Incentive Plan participants with the stockholders. Approval of the Incentive Plan by stockholders is also necessary to comply with The Nasdaq Global Market listing requirements.

As of April 29, 2011, there were an aggregate of 500,000 shares of Common Stock issued or reserved for grant under the Incentive Plan, of which, assuming stockholder approval of the Incentive Plan, 360,000 shares of Common Stock were available for future grants, and the closing price of the Common Stock was $6.50 per share. Because participation and the types of awards under the Incentive Plan are subject to the discretion of the Compensation Committee, the benefits or amounts that will be received by any participant or groups of participants in the Incentive Plan, including Named Executive Officers and directors of the Company, is not currently determinable.

Description of the Incentive Plan

A description of the Incentive Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the Incentive Plan, a copy of which is attached as Appendix A to this proxy statement. Capitalized terms not defined in this description shall have the meaning provided to such term in the Incentive Plan.

Incentive awards may be granted under the Incentive Plan prior to the receipt of stockholder approval; provided, however, that if the requisite stockholder approval is not obtained, then any such incentive awards granted thereunder shall become null and void and have no force and effect.

Approval and Required Vote

The affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, is required to approve the Incentive Plan.  Abstentions will have the same effect as a vote against approval of the Incentive Plan.  Broker non-votes will not have any effect on the approval of the Incentive Plan.  Unless otherwise indicated, properly executed proxies will be voted in favor of the proposal to approve the Incentive Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE INCENTIVE PLAN.

Description of the Incentive Plan

A description of the provisions of the Incentive Plan is set forth below.  This summary is qualified in its entirety by the detailed provisions of the Incentive Plan.

Administration.  The Incentive Plan is administered by the Compensation Committee of the Board of Directors.  The Compensation Committee may delegate its duties under the Incentive Plan, except for the authority to grant awards or take other action on persons who are subject to Section 16 of the Exchange Act or Section 162 (m) of the Internal Revenue Code, as amended (the “Code”).  In the case of an award to an outside director, the board of directors acts as the Compensation Committee.  Subject to the express provisions of the Incentive Plan, the Compensation Committee is authorized to, among other things, select participants and determine the size, duration and type, as well as the other terms and conditions (which need not be identical), of each award.  The Compensation Committee also construes and interprets the Incentive Plan and any related agreements.  All determinations and decisions of the Compensation Committee are final, conclusive and binding on all parties.

Common Stock Reserved for Issuance under the Incentive Plan.  The number of shares of Common Stock reserved for issuance under the Incentive Plan is 500,000.

Eligibility.  The Incentive Plan provides for the grant of Incentive Stock Options (“ISO”), within the meaning of the Code, to employees of the Company, including directors who are also employees.  All other awards may be granted to employees, officers, directors and advisors or consultants engaged by the Company, provided such advisors or consultants render bona fide services in connection with the Company’s operation.

Types of Incentive Awards.  Under the Incentive Plan, the Compensation Committee may grant “Incentive Awards,” which can include, but are not limited to:

●	ISO’s, as defined in Section 422 of the Code;

●	“nonstatutory” stock options (“NSOs”);

●	stock appreciation rights (“SARS”);

●	shares of restricted stock;

●	performance units and performance shares;

●	other stock-based awards; and

●	cash bonuses.

Not more than the total number of shares of Common Stock reserved for issuance under the Incentive Plan shall be available for any one of the following types of grants: ISOs, NSOs, SARs, shares of restricted stock, restricted stock units (“RSUs”), a payment of a performance share in shares of Common Stock, a payout of performance unit in shares of Common Stock, a payout of another stock-based award in shares of Common Stock described in Section 5 of the Incentive Plan (which includes, without limitation, deferred stock, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, other rights convertible into shares, Incentive Awards valued by reference to the value of securities of or the performance of a specified subsidiary, division or department, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or subsidiary).

ISOs and NSOs together are called “Options.” The terms of each award will be reflected in an incentive agreement between the Company and the participant.

Options.  Generally, Options must be exercised within 10 years of the grant date, except grants of ISOs to a 10% or greater stockholder which shall be 5 years.  The exercise price of each ISO may not be less than 100% of the fair market value of a share of common stock on the date of grant (110% in the case of a 10% or greater stockholder).  The Compensation Committee has the discretion to determine the exercise price of each NSO granted under the Incentive Plan.  To the extent the aggregate fair market value of shares of common stock for which ISOs are exercisable for the first time by any employee during any calendar year exceeds $100,000, those Options must be treated as NSOs.

The exercise price of each Option is payable in cash or, in the Compensation Committee’s discretion, by the delivery of shares of common stock owned by the optionee, or the withholding of shares that would otherwise be acquired on the exercise of the Option, or by any combination of the three.

SARS.  Upon the exercise of an SAR, the holder will receive cash, the aggregate value of which equals the amount by which the fair market value per share of the Common Stock on the exercise date exceeds the exercise price of the SAR, multiplied by the number of shares underlying the exercised portion of the SAR.  A SAR may be granted in tandem with or independently of an NSO.  SARs will be subject to such conditions and will be exercisable at such times as determined by the Compensation Committee, but the exercise price per share must be at least the fair market value of a share of Common Stock on the date of grant.

Restricted Stock.  Restricted stock may be subject to a substantial risk of forfeiture, a restriction on transferability or our rights of repurchase or first refusal, as determined by the Compensation Committee.  Unless the Compensation Committee determines otherwise, during the period of restriction, the grantee will have all other rights of a stockholder, including the right to vote and receive dividends on the shares.

Restricted Stock Units.  Restricted Stock Units may be granted by the Compensation Committee pursuant to its ability to grant Other Stock-Based Awards.

Performance Units and Performance Shares.  For each performance period (to be determined by the Compensation Committee), the Compensation Committee will establish specific financial or non-financial performance objectives, the number of performance units or performance shares and their contingent values.  The values may vary depending on the degree to which such objectives are met.

Other Stock-Based Awards.  Other stock-based awards are denominated or payable in, valued in whole or in part by reference to, or otherwise related to, shares of Common Stock.  Subject to the terms of the Incentive Plan, stock-based awards, provided that, in general, the amount of consideration to be received by us shall be either (1) no consideration other than services actually rendered (in the case of the issuance of shares), or (2) in the case of an award in the nature of purchase rights, consideration (other than services rendered) at least equal to 50% of the fair market value of the shares covered by such grant on the grant date.

Termination of Employment and Change of Control.  Except as otherwise provided in the applicable incentive agreement, if a participant’s employment or other service with us (or our subsidiaries) is terminated other than due to his death, Disability, Retirement or for Cause (each capitalized term being defined in the Incentive Plan), his then exercisable Options will remain exercisable until the earlier of (a) the expiration date of such Options and (b) three months after termination.  If his termination is due to Disability or death, his then exercisable Options will remain exercisable until the earlier of (a) the expiration date of such options and (b) one year following termination.  On retirement, his then exercisable until the earlier of (1) the date set forth in the incentive agreement or (2) six months following his termination (for ISOs, three months).  On a termination for Cause, all his Options will expire at the termination date unless otherwise provided in the incentive agreement.

Upon a Change in Control affecting us, any restrictions on restricted stock and other stock-based awards will be deemed satisfied, all outstanding Options and SARs may become immediately exercisable and all the performance shares and units and any other stock-based awards may become fully vested and deemed earned in full, at the discretion of the Compensation Committee.  These provisions could in some circumstances have the effect of an “anti-takeover” defense because, as a result of these provisions, a Change in Control affecting us could be more difficult or costly.

Incentive Awards Transferable.  Incentive Awards generally may not be assigned, sold or otherwise transferred by a participant, other than by will or by the laws of descent and distribution, or be subject to any lien, assignment or charge, as determined by the Compensation Committee.

Amendment and Termination.  Our Board of Directors may amend or terminate the Incentive Plan at any time.  However, the Incentive Plan may not be amended, without stockholder approval, if the amendment would have the following effects:

●	Increase the number of shares of Common Stock which may be issued under the Incentive Plan, except in connection with a recapitalization of the Common Stock;

●	Amend the eligibility requirements for employees to purchase Common Stock under the Incentive Plan; or

●	Extend the term of the Incentive Plan.

Without a participant’s written consent, no termination or amendment of the Incentive Plan shall adversely affect in any material way any outstanding award granted to a participant.

Federal Income Tax Consequences

Section 162(m) of the Code limits publicly-held companies such as the Company to an annual deduction for federal income tax purposes of $1 million for compensation paid to their covered employees.  Generally, “covered employees” are the “Named Executive Officers”, excluding the chief financial officer.  However, performance-based compensation is excluded from this limitation.  The Incentive Plan is designed to permit the Compensation Committee to grant options that qualify as performance-based for purposes of satisfying the conditions of Section 162(m).

In general, to qualify as performance-based:

●	the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals;

●
the performance goal under which compensation is paid must be established by a Compensation Committee comprised solely of two or more directors who qualify as outside directors for purposes of the exception;

●
the material terms of the Incentive Plan (including the performance measures under which the compensation is to be paid) must be disclosed to and subsequently approved by stockholders of the Company in a separate vote before payment is made; and

●	the Compensation Committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.

In the case of compensation attributable to stock options, the performance goal requirement (summarized in (1) above) is deemed satisfied, and the certification requirement (summarized in (4) above) is inapplicable, provided that (i) the grant or award is made by the Compensation Committee; (ii) the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified period to an employee; and (iii) under the terms of the option, the amount of compensation is based solely on an increase in the value of the Common Stock after the date of grant.

Under the Code, a director is generally considered an “outside director” of the Company if he or she is not a current employee of the Company; is not a former employee who receives compensation for prior services (other than under a qualified retirement plan); has not been an officer of the Company; and does not receive, directly or indirectly (including amounts paid to an entity that employs the director or in which the director has at least a five percent ownership interest), remuneration from the Company in any capacity other than as a director.

Section 162(m) requires that the plan specify the maximum number of shares (or dollar amount) which may be awarded to any one person over a specified period of time. The plan provides that the maximum number of shares of Common Stock subject to options that can be awarded under the Incentive Plan to any covered employee is the lesser of (a) 500,000 shares of Common Stock or (b) ten percent (10%) of the number of issued and outstanding shares of Common Stock on the first day of the then-current fiscal quarter of the Company per calendar year and the maximum aggregate cash payout with respect to any incentive awards granted in a calendar year to a covered employee is $20,000,000.  The maximum number of shares of Common Stock that can be awarded under the Incentive Plan to any covered employee, other than pursuant to an option, is 500,000 per calendar year.

Under present federal income tax laws, awards granted under the Incentive Plan will have the following tax consequences:

Incentive Stock Options.  The grant of an incentive stock option will not be a taxable event for the grantee or for the Company.  A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our Common Stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of Common Stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”).  We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of our subsidiary from the date the option is granted through a date within three months before the date of exercise of the option.

If all of the foregoing requirements are met, except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the Common Stock in an amount generally equal to the excess of the fair market value of the Common Stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale).  The balance of the realized gain, if any, will be capital gain.  The Company will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Code, if applicable, and to certain reporting requirements.

Non-Qualified Options.  The grant of a non-qualified stock option will not be a taxable event for the grantee or the Company.  Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise.  Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of Common Stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, if applicable, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Restricted Stock.  A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of Common Stock are subject to restrictions (that is, the restricted stock is non-transferable and subject to a substantial risk of forfeiture).  However, the grantee may, unless prohibited by the agreement evidencing the award, elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the Common Stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions.  If such an election is made, gains or losses realized by the grantee upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of grant.  If a grantee who has made such an election subsequently forfeits the shares, the grantee will not be entitled to any deduction or loss.  If the grantee does not make such a Section 83(b) election, the fair market value of the Common Stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse.  If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of Code, if applicable, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Restricted Stock Units. There are no immediate tax consequences of receiving an award of restricted stock units under the Incentive Plan. A grantee who is awarded restricted stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, if applicable, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Performance Units and Performance Shares.  A grantee who has received an award of performance units will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time.  The grantee will have compensation income at the time of distribution equal to the cash and the then fair market value of the distributed performance shares, and the Company will have a corresponding deduction if we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, if applicable.  A grantee who has been granted performance shares will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, if the grant is subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of other objectives, assuming that the restrictions constitute a “substantial risk of forfeiture” for federal income tax purposes.  Upon the vesting of shares subject to an award, the grantee will realize ordinary income in an amount equal to the then fair market value of those shares.  If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, if applicable, the Company will be entitled to a corresponding deduction.  Gains or losses realized by the grantee upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting.

Cash Incentive Awards.  A grantee will realize taxable income at the time the cash incentive award is distributed, and the Company will be entitled to a corresponding deduction.

Deferred Compensation Rules.  Awards granted pursuant to the Incentive Plan generally are not intended to constitute “nonqualified deferred compensation” subject to Section 409A of the Code.  If an award is subject to Section 409A, and fails to conform to the Section 409A rules, the grantee may have accelerated recognition of taxable income, and may also become liable for interest and tax penalties.  Failure to satisfy those rules generally will not have an adverse tax effect on the Company.  The Company intends that if any award under the Incentive Plan is subject to Section 409A, the award will be structured to satisfy those rules.

Withholding of Taxes.  Pursuant to the Incentive Plan, the Company may deduct, from any payment or distribution of shares under the Incentive Plan, the amount of any tax required by law to be withheld with respect to such payment, or may require the grantee to pay such amount to the Company.  Subject to rules and limitations established by the Committee, a grantee may elect to satisfy the withholding required, in whole or in part, by having the Company withhold shares of Company common stock from any payment under the Incentive Plan.  Any such election must be made in writing.

Change In Control.  Any acceleration of the vesting or payment of awards under the Incentive Plan in the event of a change in control in the Company may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Code, which may subject the grantee to a 20% excise tax and which may not be deductible by the Company.

Tax Advice.  The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Incentive Plan.  A grantee may also be subject to state and local taxes in connection with the grant of awards under the Incentive Plan.  The Company suggests that grantees consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

New Incentive Plan Benefits

The Compensation Committee may grant awards under the Incentive Plan on a discretionary basis.  Therefore, we are unable to determine the dollar value and number of awards that may be received by or allocated to (i) any of our current executive officers, (ii) our current executive officers, as a group, (iii) our current directors who are not executive officers, as a group, and (iv) our employees who are not executive officers, as a group, as a result of the approval of the increase in the number of shares available for issuance under the Incentive Plan.

PROPOSAL 3
AMENDMENT OF THE COMPANY’S 2008 EMPLOYEE STOCK PURCHASE PLAN

General Information

At a meeting of stockholders held on May 13, 2008, the Company’s stockholders approved the adoption of the INX Inc. 2008 Employee Stock Purchase Plan (the “ESPP”), providing for the issuance of a maximum of 500,000 shares of Common Stock in connection with offerings under the ESPP.

Since the adoption of the ESPP, the Board of Directors, or the Compensation Committee thereof, has approved various offerings and as a result, there are three (3) additional shares remaining available for issuance under the ESPP. The Board of Directors believes that attracting, retaining and rewarding employees who provide services to the Company and enabling such persons to acquire or increase a proprietary interest in the Company has been and will continue to be essential to the Company’s growth and success. The ESPP will enable the Company to continue to attract and motivate key employees. Accordingly, the Board of Directors believes that it is in the best interests of the Company to increase the total number or shares authorized for issuance under the ESPP by 750,000 shares, which would enable the Company to continue to make awards under the ESPP in the future.  In the judgment of the Board of Directors, this form of incentive compensation will serve to the ultimate benefit of stockholders by aligning more closely the interests of the ESPP participants with the stockholders.  Approval of the ESPP by stockholders is also necessary to comply with The Nasdaq Global Market listing requirements.

The Board approved the amendment to the ESPP on April 29, 2011.  The ESPP amendment will become effective upon its approval by the stockholders at the Meeting.

All offerings are made at the discretion of the ESPP administrator. Therefore, the benefits or amounts that will be received by any participant or groups of participants in the ESPP, including Named Executive Officers and directors of the Company, is not currently determinable.

Description of the ESPP

A description of the ESPP is set forth below.  This summary is qualified in its entirety by the detailed provisions of the ESPP, a copy of which is attached as Appendix B to this proxy statement.  Capitalized terms not defined in this description shall have the meaning provided to such term in the ESPP.

Approval and Required Vote

The affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, is required to approve the ESPP.  Abstentions will have the same effect as a vote against approval of the ESPP.  Broker non-votes will not have any effect on the approval of the ESPP.  Unless otherwise indicated, properly executed proxies will be voted in favor of the proposal to approve the ESPP.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” AMENDMENT OF THE ESPP.

Share Reserve

The aggregate number of shares of the Company’s common stock that will be currently available for issuance under the ESPP is 750,003 shares, which shares may be authorized but unissued shares or treasury shares. In the event of a stock split, reverse stock split, stock dividend, combination, consolidation, recapitalization (including a recapitalization through a large nonrecurring cash dividend) or reclassification of the shares, subdivision of the shares, a rights offering, a reorganization, merger, spin-off, split-up, change in corporate structure or other similar occurrence, or any other increase or decrease in the number of shares effected without receipt of consideration by the Company, the ESPP administrator will make appropriate adjustments to the number and kind of shares or securities issuable pursuant to the ESPP, including any limit established by the ESPP administrator on the number of shares that may be purchased in any Purchase Period, the number and kind of shares or securities issuable pursuant to each outstanding purchase right under the ESPP and the price per share covered by each such purchase right.

Administration

The Compensation Committee of the Board will be the administrator of the ESPP and will have the full authority to administer the ESPP, including the authority to interpret and construe any provision of the ESPP and to adopt such rules and regulations for administering the ESPP as it may deem necessary in order to comply with the requirements of Code Section 423.

 Eligibility

Employees of the Company or any designated subsidiary are generally eligible to participate in the ESPP if they are customarily employed for at least 20 hours per week and for more than 5 months in the calendar year. Eligible employees may participate in an offering period under the ESPP only if they are eligible employees as of a deadline date prior to the beginning of the offering period which will be established by the ESPP administrator. The Company currently plans to establish the deadline date to be the date 30 days prior to the first day of each offering period.

Notwithstanding the foregoing, no employee will be eligible under the ESPP if, immediately after the grant of purchase rights under the ESPP, such person would own stock, including stock purchasable under any outstanding purchase rights, possessing 5% or more of the total combined voting power or value of all classes of the stock of the Company or of any parent or subsidiary, nor may any purchase right be granted that would permit any person to buy more than $25,000 worth of stock (determined by reference to the fair market value of the stock on the first day of the offering period) under all employee stock purchase plans of the Company in any calendar year.

As of March 31, 2011, approximately 469 employees (including employee directors and executive officers) would have been eligible to participate in the ESPP if the plan had been in effect as of that date.

 Offering Periods and Purchase Periods

The ESPP may be implemented through a series of offering periods of such duration as may be established by the ESPP administrator, provided that in no event may an offering period exceed 27 months. Each offering period may be composed of one or more purchase periods which also will be of such duration as may be established by the ESPP administrator. The ESPP will initially be implemented with 3 month offering periods, each of which will contain only one 3 month purchase period, beginning on the first trading day on or after July 1, October 1, January 1, and April 1 of each year, beginning with July 1, 2011.

Eligible employees may elect to participate in each offering period by electing to contribute between 1% and 6% of such employee’s compensation to the ESPP on each payroll date during the offering period. Generally, unless the participant withdraws from the ESPP or terminates employment, such contributions will automatically be applied to purchase shares on the last trading day of each purchase period. Notwithstanding the foregoing, the ESPP administrator may impose a limit on the number or value of shares purchased under the ESPP. The ESPP will initially be implemented with a $6,000 limit on the amount of contributions that may be made to the ESPP during any offering period. Further, participants will not be allowed to increase or decrease the rate of their payroll deductions during any offering period.

The purchase price per share will be equal to 85% of the fair market value on the first trading day of the offering period or, if less, 85% of the fair market value on the last trading day of the purchase period. For this purpose and all other purposes under the ESPP, the fair market value on any particular date will be equal to the closing sales price as quoted on an established national stock exchange or market system on that date. If no price is reported for such date, the fair market value will equal the closing sales price reported on the last preceding date for which such price exists.

The number of shares a participant may purchase on any particular purchase date will be equal to the number of whole shares obtained by dividing the amount collected from the participant through payroll deductions during the purchase period by the purchase price in effect for such purchase, subject to the limitations described above. In addition, if the total number of shares of common stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceeded the number of shares available on the first trading day of the offering period or exceed the number of shares available on the purchase date for such offering period, the ESPP administrator may, in its sole discretion, make a pro-rata allocation of the available shares to all participants in as uniform a manner as shall be practicable and shall either continue or terminate all offering periods then in effect. No fractional shares may be issued under the ESPP. Any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share will be retained in the participant’s account, without interest, for the subsequent purchase period or offering period.

Termination of Purchase Rights

A participant may withdraw all, but not less than all, of the contributions made to the ESPP at any time prior to the deadline date established by the ESPP administrator for any purchase date. The ESPP will initially be implemented such that participants must withdraw by the date which is 30 calendar days prior to any purchase date. Also, participants will be automatically withdrawn from the ESPP if they terminate continuous status as an employee for any reason, including retirement or death, or if they fail to be employed for at least 20 hours per week during an offering period. Upon withdrawal, payroll deductions will cease and all of the participant’s unused contributions will be returned to the participant or, in the case of the participant’s death, to the executor or administrator of the participant’s estate (if no such executor or administrator has been appointed to the knowledge of the Company, the Company may deliver such contributions to such other person as the Company may determine).

In addition, if an offering period includes interim purchase periods, the ESPP provides that, if the fair market value of the shares on any purchase date is lower than their fair market value of the shares on the first day of the offering period, participants will automatically be withdrawn from the offering period and re-enrolled in a new offering period commencing immediately following the purchase date. The ESPP will initially be implemented with a 3 month offering period that includes only one 3 month purchase period which will not include interim purchase periods; therefore, this provision will have no effect under the initial plan design.

Transferability

 No purchase rights or contributions credited to a participant’s account may be assigned, transferred, pledged or otherwise disposed of in any way by a participant, other than by will or the laws of descent and distribution.

 Corporate Transactions

Any offering period or purchase period then in progress will terminate immediately prior to the consummation of any dissolution or liquidation of the Company, unless otherwise provided by the ESPP administrator. Further, in the event of a sale of all or substantially all of the Company’s assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation, all outstanding purchase rights will be assumed or equivalent purchase rights will be substituted by the successor corporation or a parent or subsidiary of such successor corporation; provided that, if the successor corporation refuses to assume or substitute outstanding purchase rights, all outstanding purchase rights will be automatically exercised immediately prior to the consummation of the action.

Subject to the terms of the ESPP, the ESPP administrator may, in its discretion and in accordance with principles under Code Section 423, create special purchase periods for individuals who become employees solely in connection with the acquisition of another company or business by merger, reorganization or purchase of assets and may provide for special purchase dates for participants who will cease to be employees solely in connection with the disposition of all or a portion of any designated subsidiary or a portion of the Company.

 Amendment or Termination

The Board may, at any time and for any reason, terminate or amend the ESPP. No such termination may affect outstanding purchase rights, provided that the ESPP or an offering period may be terminated by the Board on a purchase date or by the Board’s setting a new purchase date with respect to an offering period and purchase period then in progress if the Board determines that termination of the ESPP and/or the offering period is in the best interests of the Company and the stockholders. Unless terminated earlier, the ESPP will terminate on May 31, 2018.

Federal Income Tax Consequences

The following is a brief summary of the U.S. federal income tax consequences applicable to purchase rights granted under the ESPP based on federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular participant based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code Section 409A), or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, the Company advises all participants to consult their own tax advisor concerning the tax implications of purchase rights granted under the ESPP.

Rights to purchase shares under the ESPP are intended to constitute “options” issued pursuant to an “employee stock purchase plan” within the meaning of Code Section 423.

A participant will have no taxable income upon the grant of a purchase right or upon the purchase of shares under the ESPP (although payroll contributions made under the ESPP will be taxable as ordinary income at the time such contributions are made).

If a participant disposes of shares purchased pursuant to the ESPP within two years after the first day of the offering period with respect to which the participant purchased the shares or within one year after the purchase date (the “Holding Period), the participant will recognize ordinary income in an amount equal to the fair market value of the shares on the date of purchase minus the amount of the participant’s payroll deductions used to purchase the shares. The amount of any ordinary income recognized will be added to the participant’s tax basis in the shares and any resulting gain or loss recognized upon the disposition of the shares will be a capital gain or loss. The capital gain or loss will be long term if the participant has held the shares for more than one year after the purchase date.

If a participant disposes of shares purchased pursuant to the ESPP after the Holding Period has been satisfied, the participant will recognize ordinary income equal to the lesser of the total gain on the sale (the sale price minus the purchase price of the shares), or 15% of the fair market value of the shares on the first day of the offering period. The amount of any ordinary income recognized will be added to the participant’s tax basis in the shares and any additional gain recognized upon the sale will be a long-term capital gain. If the fair market value of the shares on the date of the sale is less than the purchase price paid for the shares, no ordinary income will be recognized, and any loss recognized will be a long-term capital loss.

The Company will receive no federal income tax deduction with respect to any discount in the sale price of the Company common stock applicable to such participant if the Holding Period is satisfied. However, if the Holding Period is not satisfied, the Company generally should be entitled to a tax deduction in an amount equal to the amount taxed to the participant as ordinary income.

PROPOSAL 4
RATIFICATION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has, subject to ratification by the stockholders, appointed Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

The affirmative vote of a majority of the shares present or represented by proxy at the Meeting and entitled to vote on the matter is required to ratify the appointment of Grant Thornton LLP. Abstentions will have the same effect as votes against the proposal. Brokers have discretion to vote uninstructed shares with respect to this proposal. Accordingly, broker non-votes will not occur with respect to this Proposal.

Proxies received in response to this solicitation will be voted “FOR” the approval of such firm unless otherwise specified in the proxy. In the event of a negative vote on such ratification, the Audit Committee of the Board of Directors will reconsider its selection. Representatives of Grant Thornton LLP will be present at the meeting and available for questions. They will have the opportunity to make a statement if they so desire.

SECURITY OWNERSHIP OF MANAGEMENT AND
CERTAIN BENEFICIAL OWNERS

The following table sets forth information regarding the beneficial ownership of the Common Stock as of April 30, 2011 by:

●	each person, or group of affiliated persons, known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock;

●	each of the nominees and directors;

●	each executive officer named in the summary compensation table under “EXECUTIVE COMPENSATION” below; and

●	all of the Company’s directors and executive officers as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class
James H. Long	1,903,417	(2)	17.1%
John B. Cartwright	37,088	(3)	*
Donald R. Chadwick	55,396	(4)	*
Cary M. Grossman	21,383	(5)	*
Brian Fontana	124,086	(6)	1.1%
Mark T. Hilz	511,584	(7)	4.6%
Tilman J. Falgout, III	20,000		*
Robert D. Repass	—		—
William M. Sams	830,000		7.5%

All executive officers and directors	3,502,954	(8)	31.5%

*	Less than 1%
(1)
Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power.  It also includes shares the named person has the right to acquire within 60 days by the exercise of any right or option.  Unless otherwise noted, all shares are owned of record and beneficially by the named person.

(2)
Includes 2,800 shares held in a custodial account and 3,150 shares in a closely held limited liability company. Includes 8,400 non-vested Restricted Stock shares that were granted on April 16, 2008, which vests in 4,200 share increments on April 16, 2012;  April 16, 2013. Includes 22,800 non-vested Restricted Stock shares that were granted on March 27, 2009, which vests in 7,600 share increments on March 27, 2011; March 27, 2012; March 27, 2013; March 27, 2014. Includes 9,600 non-vested Restricted Stock shares that were granted on May12, 2009, which vests in 2,400 share increments on May 12, 2011; May 12, 2012; May 12, 2013; May 12, 2014.

(3)	Includes 25,000 shares that may be acquired upon exercise of currently exercisable options.
(4)	Includes 22,686 shares that may be acquired upon exercise of currently exercisable options.
(5)	Includes 15,000 shares that may be acquired upon exercise of currently exercisable options.
(6)	Includes 124,000 shares that may be acquired upon exercise of currently exercisable options.
(7)	Includes 431,935 shares that may be acquired upon exercise of currently exercisable options.

Includes 8,400 non-vested Restricted Stock shares that were granted on April 16, 2008, which vests in 4,200 share increments on April 16, 2012;  April 16, 2013. Includes 27,360 non-vested Restricted Stock shares that were granted on March 27, 2009, which vests in 9,120 share increments on March 27, 2011; March 27, 2012; March 27, 2013; March 27, 2014. Includes 11,520  non-vested Restricted Stock shares that were granted on May12, 2009, which vests in 2,880 share increments on May 12, 2011; May 12, 2012; May 12, 2013; May 12, 2014.

(8)	Includes 618,621 shares that may be acquired upon exercise of currently exercisable options.

CORPORATE GOVERNANCE

Our Board of Directors is elected by our stockholders to govern our business and affairs. The Board of Directors is currently composed of four members, three of which, Messrs. Cartwright, Chadwick and Grossman, are independent, as defined in Rule 5605(a)(2) of the Nasdaq Listed Company Manual (“Manual”).  The Board of Directors selects the senior management team, which is charged with conducting our business.  Having selected the senior management team, the Board acts as an advisor to senior management and monitors its performance. The Board reviews our strategies, financial objectives and operating plans. It also plans for management succession of senior management positions and oversees our compliance efforts. Members of the Board stay informed of our business by participating in regularly scheduled meetings, through discussions with our Executive Chairman and our Chief Executive Officer, and other members of management and staff, and by reviewing other materials provided to them by management.

Board of Directors Meeting Attendance

During 2010, our Board of Directors convened one (1) regularly scheduled meeting and two (2) special meetings. Each director attended all board meetings.

Board Leadership Structure

Our Board of Directors has been led by our Executive Chairman, Mr. Long, the Company’s founder and former Chief Executive Officer for 28 years.  Mr. Long, as Chairman, has the responsibility to call and chair Board meetings and chair our annual meeting and has primary responsibility for setting Board agendas. Mr. Long, formerly our Chief Executive Officer between 1983 and November 2010, and our Executive Chairman since November 2010, works closely with Mark Hilz, our Chief Executive Officer, who is our principal executive officer, on a day-to-day basis.  We believe that this Board leadership structure is the optimal structure for the Company at this time, and that this structure is the optimal structure to enable the Board to carry out its roles and responsibilities on behalf of the stockholders and the Company's overall corporate governance at the Company’s current size.

Committees of Our Board of Directors

The Board of Directors has three (3) standing committees: an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”), and a nominating committee (the “Nominating Committee”).   Each director attended all meetings of the Board of Directors and each of the committees of the Board to which he belonged.

Audit Committee

The Audit Committee, which has been established in accordance with the Exchange Act, consists of Messrs. Cartwright, Chadwick and Grossman, each of whom is “independent” as such term is defined for audit committee members by the Manual.  The Board of Directors has determined that Mr. Grossman is an “audit committee financial expert” as defined in the rules promulgated by the SEC.

The responsibilities of the Audit Committee are set forth in the federal securities laws, the Manual, and the written charter adopted by the Board of Directors and include, but are not limited to:

●	reviewing the financial reports and other financial and related information provided by the Company to any governmental body or the public;

●	reviewing the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established;

●	reviewing the Company’s auditing, accounting and financial reporting processes generally;

●
appointing, compensating and overseeing the work of any registered public accounting firm employed by the Company, including resolution of disagreements between management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit report; and

●	approving audit services and most non-audit services provided by the Company’s independent auditors.

During 2010, the Audit Committee held one (1) regularly scheduled meeting and four (4) special meetings and all meetings were attended by all committee members.

Compensation Committee

The Compensation Committee consists of Messrs. Cartwright, Chadwick and Grossman, all of whom are non-employee directors, and each of whom is “independent” as such term is defined by the Manual.  The functions of the Compensation Committee include reviewing and approving the goals and objectives relevant to compensation of our executive officers, evaluating our executive officers’ performance in light of those goals and objectives and determining and approving our executive officers’ compensation levels and compensation plan structures based on this evaluation.  The responsibilities of the Compensation Committee are set forth in further detail in a written charter adopted by the Board of Directors.  During 2010, no director or executive officer of the Company served on the compensation committee or the board of directors of any company for which Messrs. Cartwright, Chadwick and Grossman served as executive officers or directors.   During 2010, the Compensation Committee held two (2) regularly scheduled meetings and seven (7) special meetings and all meetings were attended by all committee members.

Nominating Committee

The Nominating Committee consists of Messrs. Cartwright, Chadwick and Grossman, all of whom are non-employee directors, each of whom is “independent” as such term is defined by the Manual.  The responsibilities of the Nominating Committee are set forth in the written charter adopted by the Board of Directors and include, but are not limited to:

●
establishing criteria for determining director independence, which, at a minimum, shall (i) comply with the definition of an "independent director" in the listing standards of the Manual, (ii) qualify as an "outside director" under Section 162(m) of the Internal Revenue Code, as amended, and (iii) meet the requirements of a "nonemployee director" for purposes of Section 16 of the Securities Exchange Act of 1934, as amended;

●	evaluating the qualifications and performance of the incumbent directors that desire to continue their service on the Board of Directors;

●	identifying and evaluating new candidates for election to the Board of Directors where there is no qualified and available incumbent director;

●	recommending to the Board of Directors candidates to fill vacancies on the Board of Directors; and

●
seeking out and evaluating candidates to serve as Board members, and considering candidates submitted by stockholders of the Company in accordance with the notice provisions and procedures set forth in the by-laws of the Company.

The Nominating Committee did not meet during 2010.

The Executive Management Compensation Process

The Role of the Compensation Committee in the Executive Management Compensation Process

The Compensation Committee, which consists of all independent directors, is appointed by the Board of Directors to assist the Board in carrying out its responsibilities by reviewing or approving management compensation issues and making recommendations to the Board as appropriate.  In particular, the Compensation Committee is responsible for discharging the Board’s responsibilities relating to compensation of the Company’s Executive Chairman, Chief Executive Officer, President, Chief Operating Officer and Chief Financial Officer (“Specified Executive Officers”), including the responsibility to:

●	recommend to the Board for approval of the compensation of the Company’s Specified Executive Officers;

●	review and make recommendations to the Board with respect to the Company’s Incentive Plan, and approve any proposed awards under such Incentive Plan;

●	ensure that all equity-compensation plans and material revisions to such plans are approved by the Company’s stockholders;

●	review and make recommendations to the Board with respect to any change to the Company’s equity- compensation plans involving a material annual change in cost to the Company;

●	review corporate goals and objectives relevant to the compensation of the Specified Executive Officers; and

●	evaluate the performance of the Specified Executive Officers in light of such goals and objectives.

Compensation Committee Meetings

The Compensation Committee meets as often as it determines necessary.  The Committee Chairman works with the Executive Chairman to establish the meeting agenda.  The Committee often meets with the Executive Chairman present.  The Committee also regularly meets in executive sessions without management present.

The Committee receives and reviews materials in advance of each meeting.  These materials include any materials that the Committee has specifically requested as well as information that will be helpful to the Committee in the compensation-setting process.  Depending on the agenda for the particular meeting, these materials, as they relate to compensation of the Specified Executive Officers, may include:

●
a compensation summary detailing the total actual and proposed compensation of the Specified Executive Officers, including base salary, bonus awards and long-term ownership participation, and any other form of compensation;

●	review of corporate performance objectives for the upcoming fiscal year;

●	Specified Executive Officer performance and progress in meeting corporate performance objectives;

●	industry comparison and any other relevant information; and

●	details of each Specified Executive Officer’s unvested stock option and restricted stock holdings, and changes in stock ownership.

Management’s Role in the Compensation Process

The Executive Chairman plays a role in the compensation-review process.  The Executive Chairman discusses, directly or indirectly, the adequacy of proposed compensation plans with each Specified Executive Officer together with the Company’s proposed financial performance and other goals to improve the Company’s operations.  Based on those discussions the Executive Chairman presents his recommendations on compensation, including his own compensation plan, to the Compensation Committee.

The Executive Chairman prepares meeting information for certain Compensation Committee meetings and is expected to be available to attend meetings or portions thereof upon the request of the Committee to answer questions arising out of the materials presented to the Committee.

Compensation Decisions

Compensation decisions are generally, but not always, made in the first quarter of the fiscal year at the approximate time of the approval of the previous year’s financial statements.  At this Compensation Committee meeting, the performance of the Specified Executive Officers for the previous fiscal year is evaluated and annual bonus and stock option awards are granted with respect to performance for that year.  Also at this meeting, base salaries and prospective bonus awards are set for the upcoming fiscal year.  The Compensation Committee evaluates the proposed compensation plans for each Specified Executive Officer relative to:

●	the adequacy of the level of compensation to motivate the Specified Executive Officers to attain the financial performance goals of the Company;

●	the adequacy of the level of compensation relative to the market for high quality, experienced executives;

●	the adequacy of the compensation plan to align the interests of the Specified Executive Officers with the enhancement of long-term stockholder value;

●	the adequacy of the compensation plans to accomplish the compensation objectives and policies of the Company; and

●	the efficacy of the level of and components of the compensation compared to other similarly situated publicly-held companies.

Compensation decisions for the Specified Executive Officers are approved by the Compensation Committee in an executive session without management present.

2010 Compensation Plans for the Specified Executive Officers

In 2010 the Compensation Committee (i) established salaries for 2010 for certain Specified Executive Officers, (ii) established the performance-based cash incentive bonus criteria for certain Specified Executive Officers for 2010, and (iii) granted RSUs to certain Specified Executive Officers under the Incentive Plan subject to stockholder approval.

Salary

The Compensation Committee set the base salaries for 2010 of Messrs. Long and Hilz at $300,000 and $300,000, respectively.

Performance-Based Cash Incentive Bonus Criteria

The Compensation Committee established performance-based cash incentive bonus criteria for Mr. Long and Mr. Hilz for 2010 that is designed to provide a financial incentive to the executives that aligns their interests with that of our stockholders by providing an incentive to maximize operating income while at the same time making efficient use of the Company’s capital deployed in the operations of the business.  Under the bonus plan established for 2010 a portion of the bonus is paid quarterly and a portion is paid annually.  Under the bonus plan, a percentage of the executive’s quarterly salary is paid in cash as a bonus. The percentage of salary payable as a bonus varies based upon, and to the extent of, the Company’s achievement of certain financial goals as compared to three separate and equally weighted key performance indicators (each a “KPI”).  Under the bonus plan the executives are eligible to receive a bonus of between zero and one hundred and twenty percent (120%) of quarterly salary.  The bonus is sixty percent (60%) of quarterly salary if the financial performance is “at plan”, and up to a maximum of double such amount if the financial performance is double or more than “at plan” performance.  The three KPIs used to measure financial performance for 2010 under the bonus plan were based upon the following:

●
The ratio of (A) quarterly net income, plus interest and income tax expense, plus certain non-cash expenses as compared to (B) an “at plan” target for such number established by the Compensation Committee.

●
The ratio of (A) the percentage that results from dividing (x) quarterly net income, plus interest and income tax expense, plus certain non-cash expenses by (y) stockholder’s equity, compared to (B) an “at plan” target number established by the Compensation Committee.

●
The ratio of (A) the percentage that results from dividing (x) quarterly net income, plus interest and income tax expense, plus certain non-cash expenses (y) by stockholder’s equity plus debt minus cash plus debt, compared to (B) an “at plan” target number established by the Compensation Committee.

The three KPIs are “equally weighted” using a points system, meaning that each KPI counts for one third of the total possible maximum points in the calculation of the bonus.  For 2010, the bonus calculation was based upon the Company’s internal non-GAAP financial statements that were based upon the methodology under which the Company has consistently applied EITF 00-21 in the past, and will not be adjusted for any change to such financial statements resulting from the restatement of prior financial results and related change to the manner in which the Company applies EITF 00-21.  Seventy five percent (75%) of the quarterly bonus is payable each quarter based upon the performance for the quarter and twenty five percent (25%) of the quarterly bonus is held until the Company calculates its financial results for the entire year.

Restricted Stock Unit Grants Under the Incentive Plan

The Compensation Committee granted awards of restricted stock units under the Incentive Plan for the purpose of aligning the interests of certain Specified Executive Officers with that of stockholders, encouraging retention of certain Specified Executive Officers, and rewarding certain Specified Executive Officers for long-term financial performance of the Company.  The Compensation Committee granted Messrs Long and Hilz 80,000 and 60,000 restricted stock units, respectively, which were issued under the terms of the Incentive Plan subject to stockholder approval.  The restricted stock units granted to Messrs Long and Hilz vest over a period of five years of continued employment, with 1/5 of the total number of units vesting immediately and 1/5 of the total number of remaining units vesting each year upon the anniversary of the grant.  In the event that the stockholders do not approve the Incentive Plan or a plan that includes the restricted stock units by November 3, 2011, then Messrs. Long’s and Hilz’s restricted stock units shall be exchanged for cash consideration equal to $6.00 per restricted stock unit.

The Compensation Committee engaged Longnecker & Associates (the “Compensation Consultant”) in 2010 as its advisor and consultant in determining the amount and form of compensation for the Specified Executive Officers and Directors.  The decision to engage the Compensation Consultant was made by the Compensation Committee and management did not participate in such decision.  The Compensation Consultant provided no services to the Company or the Board of Directors or to any of the Specified Executive Officers other than these Compensation Committee advisory services related to advising the Compensation Committee with respect to compensation for the Specified Executive Officers.  The Compensation Committee instructed the Compensation Consultant to provide a written report analyzing compensation practices and types and levels of compensation for the top executives of similar size and type publicly traded companies and advise the Compensation Committee on the interpretation and evaluation of such, and the overall design of the compensation plan and levels of salary and total target compensation for the Specified Executive Officers.

Director Nomination Procedure

The Nominating Committee will solicit and receive recommendations for nominees to the Board from other members of the Board, senior executives, individuals personally known to members of the Board and third party search firms, as appropriate.  Consideration of potential nominees typically will involve a series of internal discussions, review of information concerning the candidate, and, if appropriate, interviews with selected candidates.  In order to be considered for membership on the Board of Directors, a candidate should possess, at a minimum, the following qualifications:

●	high personal and professional ethics and integrity;

●	commitment to representing the long-term interests of stockholders;

●	objective, practical and mature judgment; and

●	willingness to understand the business of the Company and to devote adequate time to carry out the duties of a director.

These factors, and other qualifications considered useful by the Nominating Committee, are reviewed in the context of an assessment of the perceived needs of the Company and the Board at a particular moment in time.

The Nominating Committee considers suggestions from many sources, including personal and business contacts and stockholders, regarding possible director candidates. The Nominating Committee may, but has no current plans to, hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates. No such consultants or search firms have been used in connection with this year's election and, accordingly, no fees have been paid to consultants or search firms in the past year.

The Nominating Committee will evaluate candidates recommended by stockholders using the same criteria as it uses in evaluating other candidates.  A stockholder seeking to recommend an individual for consideration by the Nominating Committee may do so by submitting a written recommendation to our Nominating Committee, mailed to the address listed below under “Communicating with the Board of Directors.”  In order to be considered, submissions must include a written recommendation and the reason for the recommendation, biographical information concerning the recommended individual, including age, a description of the recommended individual’s past five years of employment history and any past and current Board memberships, must be received no later than December 1, 2011, and must be accompanied by a written consent of the individual to stand for election if nominated by our Nominating Committee and to serve if elected by our Board of Directors or our stockholders, as applicable.

The Nominating Committee does not have a specific diversity policy. Rather, the Nominating Committee considers diversity in terms of minority status and sex as factors in evaluating director candidates and also considers diversity in the broader sense of how a candidate’s experience and skills could assist the Board of Directors.

This year the Board of Directors expanded the board by four additional board seats, increasing the size of the Board of Directors from four to eight.  To fill these four additional director positions, the Nominating Committee conducted an informal search, considering candidates suggested from a number of sources. The Nominating Committee chose the four new director nominees for the following reasons:

●
Mark T. Hilz.  Mr. Hilz was selected as a director nominee due to his position as Chief Executive Officer, his substantial industry experience and his deep experience with managing the Company’s operations.  Mr. Hilz was recommended to the Nominating Committee by both of the Company’s two largest stockholders, Mr. Long and Mr. Sams.

●
William M. Sams.  Mr. Sams was selected as a director nominee due to his substantial experience investing in, and evaluating financial performance of, publicly traded companies, and due to his substantial experience in corporate governance and serving on the boards of other publicly traded companies.  Mr. Sams was recommended to the Nominating Committee as a potential director candidate by multiple non-affiliate Company stockholders.

●
Tilman J. Falgout, III.  Mr. Falgout was selected as a director nominee due to his successful experience as a Chief Executive Officer and Chairman of the Board of Directors of a publicly traded company for many years, and because of his corporate legal experience.  Mr. Falgout was recommended to the Nominating Committee as a potential director candidate by multiple non-affiliate Company stockholders.

●
Robert D. Repass.   Mr. Repass was selected as a director nominee due to his substantial experience serving on and leading audit committees of public companies, his public accounting experience in the area of technology industry public company audit, and his experience as a Chief Financial Officer.  Mr. Repass was recommended to the Nominating Committee as a potential director candidate by the Company’s outside legal counsel.

Board Oversight of Risk

We believe that risk is inherent in innovation and the pursuit of long-term growth opportunities.  We also recognize that imprudent acceptance of risk or the failure to appropriately identify and mitigate risks could be destructive of stockholder value. The Board of Directors’ role in risk oversight for the Company is consistent with the Company’s leadership structure, with the Executive Chairman, Chief Executive Officer and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and the Board and its committees providing oversight in connection with those efforts.

Management is responsible for our day-to-day risk management activities, and our Board's role is to engage in informed risk oversight. In fulfilling this oversight role, our Board focuses on understanding the nature of our enterprise risks, including our operations and strategic direction, as well as the adequacy of our risk management process and overall risk management system. There are a number of ways our Board performs this function, including the following:

●	at its regularly scheduled meetings, the Board receives management updates on our business operations, financial results and strategy and discusses risks related to the business; and

●
through management updates and committee reports, the Board monitors our risk management activities, including the enterprise risk management process, risks relating to our compensation programs, and financial and operational risks being managed by the Company.

Director Attendance at Annual Meeting

The Board of Director’s policy regarding director attendance at the Meeting is that they are welcome to attend, and the Company will make appropriate arrangements for directors that choose to attend.  The Company did not hold an annual meeting in 2010.  In 2009, the last annual meeting held by the Company, only Mr. Long attended the annual meeting.

Communicating with the Board of Directors

Any stockholders who desire to contact the Board or specific members of the Board may do so by writing to:

Board of Directors
INX Inc.
1955 Lakeway Drive, Suite 220
Lewisville, Texas 75057

EXECUTIVE OFFICERS

The Company’s executive officers serve until resignation or removal by the Board of Directors.  Set forth below is certain information about the Company’s executive officers.

James H. Long – See Nominees for Director.

Mark T. Hilz – See Nominees for Director.

Brian Fontana, age 53, served as our Chief Financial Officer from January 2005 to August 2010.  Mr. Fontana has an extensive financial management background that includes the management of the accounting, finance, investor relations, internal information systems and legal functions for large, complex organizations, including organizations that were executing strategies for rapid expansion through acquisitions.

Philip Rydzewski, age 48, has served as the Company’s Chief Financial Officer since December 2010.  Previously, from 2007 to 2008 Mr. Rydzewski was the Chief Accounting Officer for HealthMarkets, Inc., a health and life insurance underwriter that maintained its status as an SEC registrant although majority owned by private equity firms. From 2004 to 2007 he was the Vice President of Finance for Catalyst Health Solutions, Inc., a NASDAQ listed pharmacy benefit management company.  From 2001 to 2004 he was Chief Financial Officer, Treasurer and Secretary for HMS Holdings Corp., a NASDAQ listed healthcare technology company.  Most recently in 2009 and 2010, Mr. Rydzewski provided a variety of CFO services to public and private companies on a consulting basis.  Previously, from 1990 until 1998, he was Vice President Finance and Corporate Controller for PHP Healthcare Corporation, a NYSE listed diversified healthcare services provider. From 1985 to 1990, Mr. Rydzewski was in the auditing and accounting services practice with KPMG LLP.   Mr. Rydzewski holds an inactive CPA license and earned an undergraduate degree in Accounting from Georgetown University.

Family Relationships

There are no family relationships among any of our directors and executive officers.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth information about compensation we paid or awarded for services rendered during the fiscal year ended December 31, 2010 to our Executive Chairman, our Chief Executive Officer and President and our former Chief Financial Officer (the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)(2)	All Other Compensation ($) (3)		Total ($)

James H. Long	2010	$300,000	$130,911	$480,000	$—	$—	$—	$—		$910,911
Executive Chairman	2009	253,000	43,170	148,360	—	—	—	—		444,530
Mark T. Hilz	2010	300,000	130,911	360,000	—	—	—	—		790,911
Chief Executive Officer and President	2009	253,000	43,170	208,282	—	—	—	—		504,452
Brian Fontana	2010	242,000	12,500	222,560	69,380	—	—	287,189	(4)	833,629
Former Vice President and Chief Financial Officer	2009	242,000	52,945	151,358	—	—	—	—		466,303

(1)
Dollar amounts in the Stock Awards and Option Awards columns represent the grant date fair value of the award computed in accordance with FASB ASC Topic 718, assuming all conditions are met.   For a discussion of valuation assumptions, see Note 8 to our consolidated financial statements included in our 2010 Annual Report.

(2)	The Company’s Named Executive Officers do not participate in any defined benefit, actuarial pension plan or any other post-retirement supplementary compensation plans.

(3)
Amounts exclude the value of perquisites and personal benefits which are less than $10,000.  The cost of employee benefits under plans available to all Company employees are excluded.  Refer to the All Other Compensation Table below for details of amounts paid or incurred as disclosed in the Summary Compensation Table.

(4)	In connection with his resignation, Mr. Fontana was paid $277,000 as severance and $10,189 for paid time off.

Narrative Disclosure to Summary Compensation Table

During the 2010 fiscal year in accordance with our compensation objectives and policies, our Named Executive Officers received compensation comprised of a base salary, a quarterly or annual bonus award and a grant of restricted stock and/or restricted stock units.

Under the terms of their respective employment agreements (collectively, the “Executive Employment Agreements”), Messrs. Long and Hilz were entitled to an annual base salary for 2010 of $300,000 each, plus other bonuses, the amounts and payment of which are within the discretion of the Compensation Committee.  The agreements with Messrs. Long and Hilz also include special bonus plan provisions that may be changed or eliminated at the Company’s sole discretion.  The Executive Employment Agreements generally provide that the executive officer will not, for the term of his employment and for a period of either twelve or eighteen months, whichever the case may be, following the end of such executive officer’s employment with the Company, compete with the Company, disclose any of the Company’s confidential information, solicit any of the Company’s employees or customers or otherwise interfere with the Company’s business relations.

Mr. Fontana voluntarily resigned as the Vice President and Chief Financial Officer of the Company effective as of August 27, 2010.  In connection with Mr. Fontana’s departure, the Company and Mr. Fontana entered into a Separation Agreement and General Release, dated August 27, 2010 (the “Separation Agreement”).  Pursuant to the terms of the Separation Agreement, Mr. Fontana received a lump sum payment of $277,000 and all accrued salary. Further, the Company agreed that the vesting dates of all of Mr. Fontana’s shares of restricted stock awarded under his Restricted Stock Award Agreements were to be accelerated so that all 42,800 unvested shares fully vests on August 27, 2010, and that the vesting dates of all of Mr. Fontana’s stock options granted under his Incentive Stock Option Agreements were to be accelerated so that all 26,000 unvested options fully vested on August 27, 2010.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table details outstanding stock options awards classified as exercisable and unexercisable as of December 31, 2010 for each Named Executive Officer.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Equity Incentive Plan: Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that have not Vested (#)	Market Value of Shares of Stock that have not Vested ($)		Equity Incentive Plan: Number of Unearned Shares that have not Vested (#)	Equity Incentive Plan: Market Value of Unearned Shares that have not Vested ($)
James H. Long	—	—	—	$—	—	12,600	$90,846	(1)	—	—
						30,400	73,568	(2)	—	—
						9,600	45,120	(3)	—	—
						64,000	384,000	(4)	—	—
Mark T. Hilz	387,582	—	—	1.10	3/1/2012	12,600	90,846	(1)	—	—
	40,816	—	—	1.84	9/1/2013	36,480	88,282	(5)	—	—
	3,537	—	—	4.14	10/2/2013	11,250	54,144	(6)	—	—
						48,000	288,000	(7)	—	—
Brian Fontana	45,000	—	—	7.65	1/2/2015	—	—		—	—
	4,000	—	—	4.50	11/2/2015	—	—		—	—
	40,000	—	—	6.58	5/2/2016	—	—		—	—
	35,000	—	—	9.58	3/6/2017	—	—		—	—

(1)	The stock awards were granted on April 16, 2008 and vest in 4,200 share increments April 16, 2011; April 16, 2012; April 16, 2013.

(2)	The stock awards were granted on March 27, 2009 and vest in 7,600 share increments on March 27, 2011; March 27, 2012; March 27, 2013; March 27, 2014.

(3)	The stock awards were granted on May 12, 2009 and vest in 2,400 share increments on May 12, 2011; May 12, 2012; May 12, 2013; May 12, 2014.

(4)	The restricted stock units were granted on November 3, 2010 and vest in 16,000 share increments on November 3, 2011; November 3, 2012; November 3, 2013; November 3. 2014.

(5)	The stock awards were granted on March 27, 2009 and vest in 9,120 share increments on March 27, 2011; March 27, 2012; March 27, 2013; March 27, 2014.

(6)	The stock awards were granted on May 12, 2009 and vest in 2,880 share increments on May 12, 2011; May 12, 2012; May 12, 2013; May 12, 2014.

(7)	The restricted stock units were granted on November 3, 2010 and vest in 12,000 share increments on November 3, 2011; November 3, 2012; November 3, 2013; November 3, 2014.

DIRECTOR COMPENSATION

The quarterly retainer received by each non-employee director is $5,000.  Each non-employee director receives a $1,000 fee for each Board and Committee meeting including the Audit, Compensation, and Nominating Committee meetings they attend in person as well as reasonable out-of-pocket expenses incurred to attend the meetings.  For telephonic board meetings each non-employee board member in attendance receives a $500 fee.  In addition, the chairperson of the Audit Committee receives an additional $4,000 quarterly retainer.  An additional $1,000 fee per special committee meeting is paid to any non-employee director that is serving as the chairperson of such special committee.  In addition to the foregoing, Mr. Grossman was paid $67,500 as special compensation for his additional work due to the Company’s restatement of its financial statements and the Company’s search for a new Chief Financial Officer.

Non-employee directors receive a fully vested Common Stock grant based on the number of shares equal to $30,000 upon re-election to the Board, valued as of the date of re-election.  In 2010, the Company was not able to issue Common Stock to its non-employee directors so it paid to such directors $30,000 in cash.

The following table provides the compensation of our non-employee directors for the fiscal year ended December 31, 2010:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(2)	All Other Compensation ($)(3)	Total (5)
John B. Cartwright	$69,000	—	—	—	—	$—	$69,000
Donald R. Chadwick	63,000	—	—	—	—	—	63,000
Cary M. Grossman	144,500	—	—	—	—	—	144,500

(1)
Dollar amounts in the Stock Awards and Option Awards columns represent the grant date fair value of the award computed in accordance with FASB ASC Topic 718, assuming all conditions are met. For a discussion of valuation assumptions, see Note 8 to our consolidated financial statements included in our 2010 Annual Report.

(2)	The Company’s directors do not participate in any defined benefit, actuarial pension plan or any other post-retirement supplementary compensation plans.

(3)	Amounts exclude the value of perquisites and personal benefits which are less than $10,000.

AUDIT COMMITTEE REPORT

The Audit Committee has furnished the following report on its activities for the year 2010:

The Audit Committee exists to provide independent, objective oversight of the Company’s accounting functions and internal controls.  Under the listing standards of The Nasdaq Global Market, all of the members of the Audit Committee are independent.  The Audit Committee operates under a written charter adopted by the Board of Directors.

The Audit Committee held one (1) regularly scheduled meeting and four (4) special meetings in 2010.  The Audit Committee has held discussions with management and Grant Thornton, LLP (“Grant Thornton”), the Company’s independent auditors, regarding the audited financial statements for the year ended December 31, 2010.  The Audit Committee reviewed with the independent auditors who are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles, their judgments as to quality, not just the acceptability, of the Company’s accounting functions and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.  The Audit Committee has also discussed with Grant Thornton the matters required to be discussed by the Statement of Auditing Standards No. 61 (Communication with Audit Committees), as amended, and by the Statement of Auditing Standards No. 90 (Audit Committee Communications).

In addition, the Audit Committee has received a written statement from Grant Thornton describing all relationships between the independent auditors and the Company that may impact their objectivity and independence as required by Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committees Concerning Independence) and has discussed with Grant Thornton matters relating to its independence, including review of audit and non- audit fees and any relationships that may impair its independence and satisfied itself as to their independence.

Based on the foregoing, the Audit Committee of the Company has recommended to the Board of Directors that the audited financial statements of the Company be included in the Company’s 2010 Annual Report for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE Cary M. Grossman, Chairman John B. Cartwright Donald R. Chadwick

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On June 4, 2009, the Company dismissed Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm. The decision to dismiss Grant Thornton was approved by the Audit Committee.

Grant Thornton’s audit reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2008 and 2007, and through June 4, 2009, there were no disagreements between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference to the subject matter of any such disagreements in connection with its reports on the Company’s consolidated financial statements for such years.

During the years ended December 31, 2008 and 2007, and through June 4, 2009, there were no “reportable events” (as defined by Item 304 (a)(1)(v) of Regulation S-K).

On June 4, 2009, the Company engaged PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) to serve as its new independent registered public accounting firm for the fiscal year ended December 31, 2009. The decision to engage PricewaterhouseCoopers was approved by the Audit Committee.

During the fiscal years ended December 31, 2008 and 2007, and through the date of the appointment of PricewaterhouseCoopers as the Company’s independent registered public accounting firm, neither the Company, nor anyone acting on its behalf, consulted with PricewaterhouseCoopers on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

On August 24, 2010, the Audit Committee dismissed PricewaterhouseCoopers as the Company’s independent registered public accounting firm. PricewaterhouseCoopers did not render any audit reports on the Company’s consolidated financial statements during the period from June 4, 2009 through August 24, 2010.

During the period from June 4, 2009, through August 24, 2010, there were no disagreements between the Company and PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PricewaterhouseCoopers’ satisfaction, would have caused PricewaterhouseCoopers to make reference to the subject matter of any such disagreements in connection with any of its potential reports on the Company’s consolidated financial statements. In addition, during the period from June 4, 2009 through August 24, 2010, there were no “reportable events” (as defined by Item 304 (a)(1)(v) of Regulation S-K) other than as follows:

•
As initially announced in Form 12b-25 dated March 26, 2010, management and the Audit Committee undertook a review of its multi-element revenue arrangements, concluding that the Company had been incorrectly applying generally accepted accounting principles with respect to the accounting for customer contracts related to proper determination of units of accounting, consideration of linkage between contracts, fully considering the terms and conditions of individual contracts in the determination of revenue recognition, and incorrect identification of contract shipping terms resulting in errors in the timing of recognition of revenues and costs of revenues for certain transactions. As a result of the aforementioned errors, the Company withdrew reliance on the previously issued financial statements included in the Company’s annual report on Form 10-K/A for the year ended December 31, 2008, quarterly report on Form 10-Q/A for the fiscal quarter ended March 31, 2009, and quarterly reports on Form 10-Q for each of the fiscal quarters ended June 30, 2009 and September 30, 2009 as announced in the Form 8-K dated June 21, 2010. The Company is in the process of analyzing, evaluating and quantifying the effect of these errors on the timing of revenue recognized in its current and previously issued financial statements for the year ended 2008 and the three quarters ending March 31, June 30 and September 31, 2009. Due to the change in auditor occurring prior to completion of the 2009 audit, the analysis, evaluation and quantification of the effect of the above was not completed to PricewaterhouseCoopers’ satisfaction prior to their dismissal.

•
In the quarterly report on Form 10-Q for the period ended June 30, 2009 and as updated in the quarterly report on Form 10-Q for the period ended September 30, 2009, management and the Audit Committee reported that they had identified material weaknesses in the design and operation of our internal controls over (i) the review of the calculation of the services revenue accrual, (ii) the validation of the significant facts and assumptions underlying our conclusions of the appropriate accounting policies related to non-standard financing contracts, and (iii) the controls over approval of modified grants of stock options and restricted stock and the related application, monitoring and reporting of the appropriate accounting policies. A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the company's annual or interim financial statements will not be prevented or detected in a timely basis.

On August 24, 2010, the Audit Committee engaged Grant Thornton to serve as its independent registered public accounting firm for the fiscal year ended December 31, 2009. During the period from June 4, 2009, through the date of the appointment of Grant Thornton as the Company’s independent registered public accounting firm, neither the Company, nor anyone acting on its behalf, consulted with Grant Thornton on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K, except in connection with the errors in accounting for customer contracts discussed above affecting the previously issued financial statements included in the Company’s annual report on Form 10-K/A for the year ended December 31, 2008 and quarterly report on Form 10-Q/A for the fiscal quarter ended March 31, 2009.

In connection with the audit of the Company’s financial statements for the fiscal year ended December 31, 2010, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.  In the unaudited interim periods ended March 31, 2010, June 30, 2010 and September 30, 2010, and through December 31, 2010, there were no disagreements with Grant Thornton on any matter of accounting principles or practices or financial statement disclosure.  During the fiscal year ended December 31, 2010, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

Principal Accounting Firm Fees

The following information sets forth the aggregate fees billed or to be billed by Grant Thornton and PricewaterhouseCoopers for services performed for the fiscal years 2009 and 2010.  The Audit Committee has reviewed the audit and non-audit fees that we paid to the independent accountants for purposes of considering whether such fees are compatible with maintaining the auditor’s independence.

Audit Fees.  Estimated fees billed for services rendered by Grant Thornton for the 2008 restatement and 2009 and 2010 audits of our financial statements included in the annual report on Form 10-K, filed on June 3, 2011, and reviews by Grant Thornton of financial statements included in the Form 10-K and in our 2010 quarterly reports on Form 10-Q were $4,491,848. All of the aforementioned services performed by Grant Thornton were performed concurrently during 2010 through the filing date of the Form 10-K. Estimated fees billed for services rendered by PricewaterhouseCoopers of the 2009 audit and reviews of our 2009 second and third quarter financial statements were $1,476,571.

Audit-Related Fees.  We did not retain Grant Thornton or PricewaterhouseCoopers for any audit related services in 2009 and 2010, and there were no fees for audit-related services during those years.

Tax Fees.  We did not retain Grant Thornton for any tax related services in 2009 and 2010, and there were no fees for tax-related services during those years.  We retained PricewaterhouseCoopers for tax related services with fees totaling $147,525 and $109,760 in 2009 and 2010, respectively.

All Other Fees.  There were no fees rendered by Grant Thornton under the all other services category in 2009 and 2010.  Fees were rendered by PricewaterhouseCoopers in connection with the subscription to Comperio, a technical accounting software service, of $1,500 and $1,800 in 2009 and 2010, respectively.

Our Audit Committee must pre-approve all audit and non-audit services that we receive from our independent accountants.  This pre-approval authority may be delegated to a single member of the Audit Committee and then reviewed by the entire Audit Committee at the committee’s next meeting.  Approvals of non-audit services will be publicly disclosed in our periodic reports filed with the SEC.  For 2010, the Audit Committee pre-approved 100% of the 2010 audit and non-audit services we received from our independent accountants.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Pursuant to Rule 5630(a) of the Manual, the Audit Committee approves all transactions with related parties required to be disclosed under SEC Regulation S-K, Item 404.  Related parties include the Company’s directors, executive officers, and stockholders known by us to be the beneficial owner of more than 5% of our Common Stock, and their respective immediate family members.  To help identify related party transactions, we require our directors and executive officers to complete a director and officer questionnaire identifying any transaction with us in which the director or officer or their immediate family member has an interest.  There were no related party transactions in 2009 and 2010 requiring Audit Committee approval under Rule 5630(a).

The Company has no parent company as discussed in Item 404(d)3.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors, executive officers, and stockholders who own 10% or more of the Common Stock (the “Reporting Persons”) are required to file reports of stock ownership and changes in ownership of Common Stock with the SEC and to furnish the Company with copies of all such reports they file.  The Company believes that, for fiscal year 2010, all the Reporting Persons complied with all applicable filing requirements except for the following:

•	Mr. Rydzewski did not file a Form 3 upon his appointment as the Company’s Chief Financial Officer. Rather, he filed his Form 3 once he was awarded shares of the Company’s Common Stock.

•
Mr. Fontana did not file a Form 4 to report the withholding of restricted stock to satisfy his tax withholding obligation upon the vesting of his restricted stock on March 27, April 16 and May 12, 2010, and did not file a Form 4 to report his disposition of his Common Stock on August 27, 2010.

•	Mr. Hilz filed a Form 4 late to report the withholding of restricted stock to satisfy his tax withholding obligation upon the vesting of his restricted stock on March 27, April 16 and May 12, 2010.

•	Mr. Klotz filed a Form 4 late to report the withholding of restricted stock to satisfy his tax withholding obligation upon the vesting of his restricted stock on May 12, 2010.

•	Mr. Lawhorn filed a Form 4 late to report the withholding of restricted stock to satisfy his tax withholding obligation upon the vesting of his restricted stock on May 12, 2010.

•	Mr. Long filed a Form 4 late to report the withholding of restricted stock to satisfy his tax withholding obligation upon the vesting of his restricted stock on March 27, April 16 and May 12, 2010.

CODE OF ETHICS

The Board of Directors has adopted a Code of Ethics applicable to the Company’s Executive Chairman, Chief Executive Officer and other senior officers and has also adopted a Code of Ethics for Financial Executives (together, the “Codes”).  Copies of the Codes are available on the “Investor Information” page of the Company’s website at http://www.inxi.com.  The Company will provide the Codes in print, free of charge, to stockholders who request them.  Any waiver of the Codes with respect to executive officers and directors may be made only by the Board of Directors or a Board committee and will be promptly disclosed to stockholders on the Company’s website, as will any amendments to the Codes.

DISTRIBUTION OF ANNUAL REPORTS

The 2010 Annual Report to stockholders covering the year ended December 31, 2010 was mailed concurrently with this proxy statement to each stockholder entitled to vote at the Meeting.

STOCKHOLDER PROPOSALS FOR THE 2012 ANNUAL STOCKHOLDERS MEETING

Any stockholder who wishes to submit a proposal for consideration at the 2012 annual stockholders meeting, but not for inclusion in the proxy statement, will be required to submit such proposal to the Company in writing no earlier than January 16, 2012 and no later than March 16, 2012.  Under applicable rules of the SEC, management may vote proxies in their discretion regarding these proposals if (1) the Company does not receive notice of the proposal on or prior to March 16, 2012, or (2) the Company receives written notice of the proposal on or prior to March 16, 2012, describes the proposal in our proxy statement relating to the 2012 annual stockholders meeting and states how the management proxies intend to vote with respect to such proposal.  To have a proposal included in the proxy statement and form of proxy for the 2012 annual stockholders meeting, a stockholder must deliver such proposal by March 16, 2012.  Stockholder proposals and notices should be sent to Secretary, INX Inc., 1955 Lakeway Dr., Ste 220, Lewisville, TX 75057.  However, if the date of the 2012 annual stockholders meeting is a date that is not within 30 days before or after July 14, 2012, the anniversary date of the Meeting, notice by the stockholder of a proposal must be received no later than the close of business on the 10th calendar day after the first to occur of (i) the day on which notice of the 2012 annual stockholders meeting is mailed or (ii) public disclosure of the date of the 2012 annual stockholders meeting is made, including disclosure in a Quarterly Report on Form 10-Q filed by the Company with the SEC.

COST OF SOLICITING PROXIES

The cost of soliciting proxies, including the cost of reimbursing banks and brokers for forwarding proxies and proxy statements to their principals, in the accompanying form, will be borne by the Company.  In addition to solicitations by mail, a number of regular employees of the Company may, if necessary to assure the presence of a quorum, solicit proxies in person or by telephone, for which they will receive no additional compensation.  Brokerage houses, banks and other custodians, nominees and fiduciaries will be reimbursed for their customary out-of-pocket and reasonable expenses incurred in forwarding proxy materials to beneficial owners.

The persons designated as proxies intend to exercise their judgment in voting such shares on other matters that may properly come before the Meeting.  Management does not know of any matters other than those referred to in this proxy statement that will be presented for action at the Meeting.

By Order of the Board of Directors, /s/ Joseph E. Horzepa Joseph E. Horzepa Secretary June 6, 2011

APPENDIX A

INX INC.
2011 INCENTIVE PLAN

SECTION 1.

GENERAL PROVISIONS RELATING TO
PLAN GOVERNANCE, COVERAGE AND BENEFITS

1.1           PURPOSE

The INX Inc. 2011 Incentive Plan (the “Plan”) has been established to foster and promote the long-term financial success of INX Inc. (the “Company”) and its Subsidiaries and to increase stockholder value by: (a) encouraging the commitment of selected key Employees, Consultants and Outside Directors, (b) motivating superior performance of key Employees, Consultants and Outside Directors by means of long-term performance related incentives, (c) encouraging and providing key Employees, Consultants and Outside Directors with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company's stockholders, (d) attracting and retaining key Employees, Consultants and Outside Directors by providing competitive incentive compensation opportunities, and (e) enabling key Employees, Consultants and Outside Directors to share in the long-term growth and success of the Company.

The Plan provides for payment of various forms of incentive compensation. It is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA). The Plan will be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.

1.2           DEFINITIONS

The following terms shall have the meanings set forth below:

(a)  APPRECIATION. The difference between the option exercise price per share of the Nonstatutory Stock Option to which a Tandem SAR relates and the Fair Market Value of a share of Common Stock on the date of exercise of the Tandem SAR.

(b)  AUTHORIZED OFFICER. The Chairman of the Board, the CEO or any other senior officer of the Company to whom either of them delegate the authority to execute any Incentive Agreement for and on behalf of the Company. No officer or director shall be an Authorized Officer with respect to any Incentive Agreement for himself.

(c)  BOARD. The Board of Directors of the Company.

(d)  CAUSE. When used in connection with the termination of a Grantee's Employment, shall mean the termination of the Grantee's Employment by the Company or any Subsidiary by reason of (i) the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony; (ii) the proven commission by the Grantee of a material act of fraud upon the Company or any Subsidiary, or any customer or supplier thereof; (iii) the willful and proven misappropriation of any funds or property of the Company or any Subsidiary, or any customer or supplier thereof; (iv) the willful, continued and unreasonable failure by the Grantee to perform the material duties assigned to him which is not cured to the reasonable satisfaction of the Company within 30 days after written notice of such failure is provided to Grantee by the Board or a designated officer of the Company or a Subsidiary; (v) the knowing engagement by the Grantee in any direct and material conflict of interest with the Company or any Subsidiary without compliance with the Company's or Subsidiary's conflict of interest policy, if any, then in effect; or (vi) the knowing engagement by the Grantee, without the written approval of the Board, in any material activity which competes with the business of the Company or any Subsidiary or which would result in a material injury to the business, reputation or goodwill of the Company or any Subsidiary.

(e)  CEO. The Chief Executive Officer of the Company.

(f)  CHANGE IN CONTROL. Any of the events described in and subject to Section 6.7.

(g)  CODE. The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.

(h)  COMMITTEE. A committee appointed by the Board consisting of not less than two directors as appointed by the Board to administer the Plan. During such period that the Company is a Publicly Held Corporation, the Plan shall be administered by a committee appointed by the Board consisting of not less than two directors who fulfill the “non-employee director” requirements of Rule 16b-3 under the Exchange Act, the “outside director” requirements of Section 162(m) of the Code and the “independent” requirements of any national securities exchange or the NASDAQ, as the case may be, on which any securities of the Company are traded, listed or quoted. The Committee may be the Compensation Committee of the Board, or any subcommittee of the Compensation Committee, provided that the members of the Committee satisfy the requirements of the previous provisions of this paragraph.

The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.

Notwithstanding the preceding paragraphs of this Section 1.2(h), the term “Committee” as used in the Plan with respect to any Incentive Award for an Outside Director shall refer to the entire Board. In the case of an Incentive Award for an Outside Director, the Board shall have all the powers and responsibilities of the Committee hereunder as to such Incentive Award, and any actions as to such Incentive Award may be acted upon only by the Board (unless it otherwise designates in its discretion). When the Board exercises its authority to act in the capacity as the Committee hereunder with respect to an Incentive Award for an Outside Director, it shall so designate with respect to any action that it undertakes in its capacity as the Committee.

(i)  COMMON STOCK. The common stock of the Company, $.01 par value per share, and any class of common stock into which such common shares may hereafter be converted, reclassified or recapitalized.

(j)  COMPANY. INX Inc., a corporation organized under the laws of the State of Delaware and any successor in interest thereto.

(k)  CONSULTANT. An independent agent, consultant, attorney, an individual who has agreed to become an Employee within the next six months, or any other individual who is not an Outside Director or employee of the Company (or any Parent or Subsidiary) and who, in the opinion of the Committee, is in a position to contribute to the growth or financial success of the Company (or any Parent or Subsidiary), (ii) is a natural person and (iii) provides bona fide services to the Company (or any Parent or Subsidiary), which services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities.

(l)  COVERED EMPLOYEE. A named executive officer who is one of the group of covered employees, as defined in Section 162(m) of the Code and Treasury Regulation Section 1.162-27(c) (or its successor), during any such period that the Company is a Publicly Held Corporation.

(m)  DEFERRED STOCK. Shares of Common Stock to be issued or transferred to a Grantee under an Other Stock-Based Award granted pursuant to Section 5 at the end of a specified deferral period, as set forth in the Incentive Agreement pertaining thereto.

(n)  DISABILITY. As determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Employee that would entitle him to payment of disability income payments under the Company's long term disability insurance policy or plan for employees, as then effective, if any; or in the event that the Grantee is not covered, for whatever reason, under the Company's long-term disability insurance policy or plan, “Disability”, means a permanent and total disability as defined in Section 22(e)(3) of the Code. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Grantee shall submit to any reasonable examination by such physician upon request.

(o)  EMPLOYEE. Any employee of the Company (or any Parent or Subsidiary) within the meaning of Section 3401(c) of the Code who, in the opinion of the Committee, is in a position to contribute to the growth, development or financial success of the Company (or any Parent or Subsidiary), including, without limitation, officers who are members of the Board.

(p)  EMPLOYMENT. Employment by the Company (or any Parent or Subsidiary), or by any corporation issuing or assuming an Incentive Award in any transaction described in Section 424(a) of the Code, or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code. In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Grantee from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, health, or government service, or military leave, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or agreement. Whether an authorized leave of absence shall constitute termination of Employment hereunder shall be determined by the Committee in its discretion. Unless otherwise provided in the Incentive Agreement, the term “Employment”; for purposes of the Plan is also defined to include (i) compensatory or advisory services performed by a Consultant for the Company (or any Parent or Subsidiary) and (ii) membership on the Board by an Outside Director.

(q)  EXCHANGE ACT. The Securities Exchange Act of 1934, as amended.

(r)  FAIR MARKET VALUE. If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Value of the Common Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Committee in its discretion. In this respect, the Committee may rely on such financial data, appraisals, valuations, experts, and other sources, in its discretion, as it deems advisable under the circumstances.

If the Company is a Publicly Held Corporation, the Fair Market Value of one share of Common Stock on the date in question is deemed to be (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the New York Stock Exchange or other principal securities exchange on which Shares are then listed or admitted to trading, or (ii) if not so reported, the average of the closing bid and asked prices for a Share on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a Share as quoted by the National Quotation Bureau's  “Pink Sheets” or the National Association of Securities Dealers' OTC Bulletin Board System. If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported.

(s)  GRANTEE. Any Employee, Consultant or Outside Director who is granted an Incentive Award under the Plan.

(t)  IMMEDIATE FAMILY. With respect to a Grantee, the Grantee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.

(u)  INCENTIVE AWARD. A grant of an award under the Plan to a Grantee, including any Nonstatutory Stock Option, Incentive Stock Option, Reload Options, Stock Appreciation Right, Restricted Stock Award, Performance Unit, Performance Share, or Other Stock-Based Award, as well as any Supplemental Payment.

(v)  INCENTIVE AGREEMENT. The written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in Section 6.1(a).

(w)  INCENTIVE STOCK OPTION. A Stock Option granted by the Committee to an Employee under Section 2 which is designated by the Committee as an Incentive Stock Option and intended to qualify as an Incentive Stock Option under Section 422 of the Code.

(x)  INDEPENDENT SAR. A Stock Appreciation Right described in Section 2.5.

(y)  INSIDER. If the Company is a Publicly Held Corporation, an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

(z)  NONSTATUTORY STOCK OPTION. A Stock Option granted by the Committee to a Grantee under Section 2 that is not designated by the Committee as an Incentive Stock Option.

(aa) OPTION PRICE. The exercise price at which a Share may be purchased by the Grantee of a Stock Option.

(bb)  OTHER STOCK-BASED AWARD. An award granted by the Committee to a Grantee under Section 5.1 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock, and is payable in Common Stock or cash.

(cc)  OUTSIDE DIRECTOR. A member of the Board who is not, at the time of grant of an Incentive Award, an employee of the Company or any Parent or Subsidiary.

(dd)  PARENT. Any corporation (whether now or hereafter existing) which constitutes a “parent” of the Company, as defined in Section 424(e) of the Code.

(ee)  PERFORMANCE-BASED AWARDS. An award granted by the Committee to the Grantee under Section 4 which may include Performance Shares or Performance Units.

(ff)  PERFORMANCE-BASED EXCEPTION. The performance-based exception from the tax deductibility limitations of Section 162(m) of the Code, as prescribed in Code Section 162(m) and Treasury Regulation Section 1.162-27(e) (or its successor), which is applicable during such period that the Company is a Publicly Held Corporation.

(gg)  PERFORMANCE PERIOD. A period of time determined by the Committee and set out in the Incentive Agreement over which performance is measured for the purpose of determining a Grantee's right to and the payment value of any Performance Unit, Performance Share or Other Stock-Based Award.

(hh)  PERFORMANCE SHARE OR PERFORMANCE UNIT. An Incentive Award representing a contingent right to receive cash or shares of Common Stock (which may be Restricted Stock) at the end of a Performance Period and which, in the case of Performance Shares, is denominated in Common Stock, and, in the case of Performance Units, is denominated in cash values.

(ii)  PLAN. INX Inc. 2011 Incentive Plan, as set forth herein and as it may be amended from time to time.

(jj)  PUBLICLY HELD CORPORATION. A corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.

(kk)  RESTRICTED STOCK. Shares of Common Stock issued or transferred to a Grantee pursuant to Section 3.

(ll)  RESTRICTED STOCK AWARD. An authorization by the Committee to issue or transfer Restricted Stock to a Grantee.

(mm)  RESTRICTION PERIOD. The period of time determined by the Committee and set forth in the Incentive Agreement during which the transfer of Restricted Stock by the Grantee is restricted.

(nn)  RETIREMENT. The voluntary termination of Employment from the Company or any Parent or Subsidiary constituting retirement for age on any date after the Employee attains the normal retirement age of 65 years, or such other age as may be designated by the Committee in the Employee's Incentive Agreement.

(oo)  SHARE. A share of the Common Stock of the Company.

(pp)  SHARE POOL. The number of shares authorized for issuance under Section 1.4, as adjusted for awards and payouts under Section 1.5 and as adjusted for changes in corporate capitalization under Section 6.5.

(qq)  SPREAD. The difference between the exercise price per Share specified in any Independent SAR grant and the Fair Market Value of a Share on the date of exercise of the Independent SAR.

(rr)  STOCK APPRECIATION RIGHT OR SAR. A Tandem SAR described in Section 2.4 or an Independent SAR described in Section 2.5.

(ss)  STOCK OPTION OR OPTION. Pursuant to Section 2, (i) an Incentive Stock Option granted to an Employee, or (ii) a Nonstatutory Stock Option granted to an Employee, Consultant or Outside Director, whereunder such option the Grantee has the right to purchase Shares of Common Stock. In accordance with Section 422 of the Code, only an Employee may be granted an Incentive Stock Option.

(tt)  SUBSIDIARY. Any corporation (whether now or hereafter existing) which constitutes a “subsidiary” of the Company, as defined in Section 424(f) of the Code.

(uu)  SUPPLEMENTAL PAYMENT. Any amount, as described in Sections 2.7, 3.4 and/or 4.2, that is dedicated to payment of income taxes which are payable by the Grantee resulting from an Incentive Award.

(vv)  TANDEM SAR. A Stock Appreciation Right that is granted in connection with a related Stock Option pursuant to Section 2.4, the exercise of which shall require forfeiture of the right to purchase a Share under the related Stock Option (and when a Share is purchased under the Stock Option, the Tandem SAR shall similarly be canceled).

1.3           PLAN ADMINISTRATION

(a)  AUTHORITY OF THE COMMITTEE. Except as may be limited by law and subject to the provisions herein, the Committee shall have full power to (i) select Grantees who shall participate in the Plan; (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan's administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan, including without limitation, correcting any defect, supplying any omission or reconciling any inconsistency in the Plan or any Incentive Agreement. The determinations of the Committee shall be final and binding.

(b)  MEETINGS. The Committee shall designate a chairman from  among its members who shall preside at all of its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members. The Committee may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Committee.

(c)  DECISIONS BINDING. All determinations and decisions made by the Committee shall be made in its discretion pursuant to the provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, its shareholders, Employees, Grantees, and their estates and beneficiaries. The Committee's decisions and determinations with respect to any Incentive Award need not be uniform and may be made selectively among Incentive Awards and Grantees, whether or not such Incentive Awards are similar or such Grantees are similarly situated.

(d)  MODIFICATION OF OUTSTANDING INCENTIVE AWARDS. Subject to the provisions of Section 6.5(a) and the stockholder approval requirements of Section 7.7 if applicable, the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award, eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that is either (i) not adverse to the Grantee to whom such Incentive Award was granted or (ii) consented to by such Grantee.

(e)  DELEGATION OF AUTHORITY. The Committee may delegate to designated officers or other employees of the Company any of its duties and authority under the Plan pursuant to such conditions or limitations as the Committee may establish from time to time; provided, however, if the Company is a Publicly Held Corporation, the Committee may not delegate to any person the authority to (i) grant Incentive Awards, or (ii) take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act or the Performance-Based Exception under Section 162(m) of the Code.

(f)  EXPENSES OF COMMITTEE. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

(g)  SURRENDER OF PREVIOUS INCENTIVE AWARDS.  The committee may, in its absolute discretion, grant incentive awards to grantees on the condition that such grantees surrender to the committee for cancellation such other incentive awards (including, without limitation, incentive awards with higher exercise prices) as the committee directs. Incentive awards granted on the condition precedent of surrender of outstanding incentive awards shall not count against the limits set forth in section 1.4 until such time as such previous incentive awards are surrendered and cancelled.

        (h)  INDEMNIFICATION.  Each person who is or was a member of the committee, or of the board, shall be indemnified by the company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the plan (including such indemnification for a person's own, sole, concurrent or joint negligence or strict liability), except for any such act or omission constituting willful misconduct or gross negligence. Such person shall be indemnified by the company for all amounts paid by him in settlement thereof, with the company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the company's articles or certificate of incorporation or bylaws, as a matter of law, or otherwise, or any power that the company may have to indemnify them or hold them harmless.

1.4           SHARES OF COMMON STOCK AVAILABLE FOR INCENTIVE AWARDS

Subject to adjustment under Section 6.5, the total number of Shares of Common Stock that may be delivered to participants and their beneficiaries under the Plan shall be equal to the sum of: (i) 500,000 shares of Stock; and (ii) any shares of Stock that are represented by awards granted under the INX Inc. Incentive Plan (the "Prior Plan") that are forfeited, expire or are canceled after the Effective Date without delivery of shares of Stock or which result in the forfeiture of the shares of Stock back to the Company to the extent that such shares would have been added back to the reserve under the terms of the Prior Plan. The total number of Shares reserved for issuance under the Plan (pursuant to the previous sentence) shall be available for any one of the following types of grants: Incentive Stock Options, Nonstatutory Stock Options, SAR, Restricted Stock, a payment of a Performance Share in Shares, a payout of a Performance Unit in Shares, a payout of an Other Stock-Based Award in Shares described in Section 5 (which includes, without limitation, Deferred Stock, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the value of securities of or the performance of a specified Subsidiary, division or department, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Parent or Subsidiary. The number of Shares of Common Stock that are the subject of Incentive Awards under this Plan, that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the Shares covered by an Incentive Award are not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again immediately become available for Incentive Awards hereunder. The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that Shares are available for issuance pursuant to Incentive Awards.

During any period that the Company is a Publicly Held Corporation, then unless and until the Committee determines that a particular Incentive Award granted to a Covered Employee is not intended to comply with the Performance-Based Exception, the following rules shall apply to grants of Incentive Awards to Covered Employees:

(a)  Subject to adjustment as provided in Section 6.5, the maximum aggregate number of Shares of Common Stock (including Stock Options, SARs, Restricted Stock, Performance Units and Performance Shares paid out in Shares, or Other Stock-Based Awards paid out in Shares) that may be granted or that may vest, as applicable, in any calendar year pursuant to any Incentive Award held by any individual Covered Employee shall be 500,000 Shares.

(b)  Subject to adjustment as provided in Section 6.5, the maximum aggregate number of Shares of Common Stock with respect to which Stock Options and SARs may be granted to any Employee during any calendar year shall be 500,000 Shares.

(c)  The maximum aggregate cash payout (including SARs, Performance Units and Performance Shares paid out in cash, or Other Stock-Based Awards paid out in cash) with respect to Incentive Awards granted in any calendar year which may be made to any Covered Employee shall be Twenty Million dollars ($20,000,000).

(d)  With respect to any Stock Option or Stock Appreciation Right granted to a Covered Employee that is canceled or repriced, the number of Shares subject to such Stock Option or Stock Appreciation Right shall continue to count against the maximum number of Shares that may be the subject of Stock Options or Stock Appreciation Rights granted to such Covered Employee hereunder and, in this regard, such maximum number shall be determined in accordance with Section 162(m) of the Code.

(e)  The maximum number of shares of Stock that may be delivered to Participants and their beneficiaries with respect to Incentive Stock Options granted under the Plan shall be 500,000 shares.

(f)  The limitations of subsections (a), (b), (c) and (d) above shall be construed and administered so as to comply with the Performance-Based Exception.

1.5           SHARE POOL ADJUSTMENTS FOR AWARDS AND PAYOUTS.

The following Incentive Awards and payouts shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

(a)  Stock Option;

(b)  SAR (except a Tandem SAR);

(c)  Restricted Stock;

(d)  A payout of a Performance Share in Shares;

(e)  A payout of a Performance Unit in Shares; and

(f)  A payout of an Other Stock-Based Award in Shares.

The following transactions shall restore, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

(a)  A Payout of an SAR, Tandem SAR, Restricted Stock Award, or Other Stock-Based Award in the form of cash;

(b)  A cancellation, termination, expiration, forfeiture, or lapse for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Stock Option, or the termination of a related Stock Option upon exercise of the corresponding Tandem SAR) of any Shares subject to an Incentive Award; and

(c)  Payment of an Option Price with previously acquired Shares or by withholding Shares which otherwise would be acquired on exercise (i.e., the Share Pool shall be increased by the number of Shares turned in or withheld as payment of the Option Price).

1.6           COMMON STOCK AVAILABLE.

The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued shares, or (c) shares to be purchased or acquired by the Company. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.

1.7           PARTICIPATION

(a)  ELIGIBILITY. Except as otherwise specified herein, Employees, Outside Directors and Consultants are eligible to receive any type of Incentive Award under the Plan. The Committee shall from time to time designate those Employees, Consultants and/or Outside Directors, if any, to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares, Stock Options, rights or units, as the case may be, which shall be granted to each such person, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent consistent with the provisions of the Plan. A Grantee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.

(b) INCENTIVE STOCK OPTION ELIGIBILITY. No Consultant or Outside Director shall be eligible for the grant of any Incentive Stock Option. In addition, no Employee shall be eligible for the grant of any Incentive Stock Option who owns or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiary. This restriction does not apply if, at the time such Incentive Stock Option is granted, the Incentive Stock Option exercise price is at least one hundred and ten percent (110%) of the Fair Market Value on the date of grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. For the purpose of the immediately preceding sentence, the attribution rules of Section 424(d) of the Code shall apply for the purpose of determining an Employee's percentage ownership in the Company or any Parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Section 422 of the Code.

1.8           TYPES OF INCENTIVE AWARDS

The types of Incentive Awards under the Plan are Stock Options, Stock Appreciation Rights and Supplemental Payments as described in Section 2, Restricted Stock and Supplemental Payments as described in Section 3, Performance Units, Performance Shares and Supplemental Payments as described in Section 4, Other Stock-Based Awards and Supplemental Payments as described in Section 5, or any combination of the foregoing.

SECTION 2.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1           GRANT OF STOCK OPTIONS

The Committee is authorized to grant (a) Nonstatutory Stock Options toEmployees, Consultants and/or Outside Directors and (b) Incentive Stock Options to Employees only, in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its discretion. Successive grants may be made to the same Grantee whether or not any Stock Option previously granted to such person remains unexercised.

2.2           STOCK OPTION TERMS

(a)  WRITTEN AGREEMENT. Each grant of a Stock Option shall be evidenced by a written Incentive Agreement. Among its other provisions, each Incentive Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee's Employment. Such provisions shall be determined in the discretion of the Committee, shall be included in the Grantee's Incentive Agreement, and need not be uniform among all Stock Options issued pursuant to the Plan.

(b)  NUMBER OF SHARES. Each Stock Option shall specify the number of Shares of Common Stock to which it pertains.

(c)  EXERCISE PRICE. The exercise price per Share of Common Stock under each Stock Option shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Fair Market Value per Share on the date the Stock Option is granted (or 110% with respect to an Incentive Stock Option for 10% or greater shareholders pursuant to Section 1.7(b)). Each Stock Option shall specify the method of exercise which shall be consistent with the requirements of Section 2.3(a).

(d)  TERM. In the Incentive Agreement, the Committee shall fix the term of each Stock Option which shall be not more than ten (10) years from the date of grant (five years for ISO grants to 10% or greater shareholders pursuant to Section 1.7(b)). In the event no term is fixed, such term shall be ten (10) years from the date of grant.

(e)  EXERCISE. The Committee shall determine the time or times at which a Stock Option may be exercised in whole or in part. Each Stock Option may specify the required period of continuous Employment and/or the performance objectives to be achieved before the Stock Option or portion thereof will become exercisable. Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated performance objectives, may specify a minimum level of achievement in respect of the specified performance objectives below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the performance objectives. All such terms and conditions shall be set forth in the Incentive Agreement.

(f)  $100,000 ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS. Notwithstanding any contrary provision in the Plan, to the extent that the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Grantee during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or Parent) exceeds the sum of $100,000, such Incentive Stock Option shall be treated as a Nonstatutory Stock Option to the extent in excess of the $100,000 limit, and not an Incentive Stock Option, but all other terms and provisions of such Stock Option shall remain unchanged. This paragraph shall be applied by taking Incentive Stock Options into account in the order in which they were granted and shall be construed in accordance with Section 422(d) of the Code. In the absence of such regulations or other authority, or if such regulations or other authority require or permit a designation of the Options which shall cease to constitute Incentive Stock Options, then such Incentive Stock Options, only to the extent of such excess, shall automatically be deemed to be Nonstatutory Stock Options but all other terms and conditions of such Incentive Stock Options, and the corresponding Incentive Agreement, shall remain unchanged.

2.3           STOCK OPTION EXERCISES

(a)  METHOD OF EXERCISE AND PAYMENT. Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company as of a date set by the Company in advance of the effective date of the proposed exercise. The notice shall set forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent, or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Grantee for at least six (6) months prior to their tender to satisfy the Option Price), or (iii) subject to prior approval by the Committee in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, or (iv) subject to prior approval by the Committee in its discretion, by a combination of (i), (ii), and (iii) above. Any payment in Shares of Common Stock shall be effected by the delivery of such Shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents as the Secretary or Committee may require from time to time.

The Committee, in its discretion, also may allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a “cashless exercise” with a broker of the Option), subject to applicable securities law restrictions and tax withholdings, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. A “cashless exercise” of an Option is a procedure by which a broker provides the funds to the Grantee to effect an Option exercise, to the extent consented to by the Committee in its discretion. At the direction of the Grantee, the broker will either (i) sell all of the Shares received when the Option is exercised and pay the Grantee the proceeds of the sale (minus the Option Price, withholding taxes and any fees due to the broker) or (ii) sell enough of the Shares received upon exercise of the Option to cover the Option Price, withholding taxes and any fees due the broker and deliver to the Grantee (either directly or through the Company) a stock certificate for the remaining Shares. Dispositions to a broker effecting a cashless exercise are not exempt under Section 16 of the Exchange Act (if the Company is a Publicly Held Corporation). In no event will the Committee allow the Option Price to be paid with a form of consideration, including a loan or cashless exercise, if such form of consideration would violate the Sarbanes-Oxley Act of 2002 as determined by the Committee in its discretion.

In the discretion of the Committee, an Option may be exercised by a broker-dealer acting on behalf of the Grantee if (i) the broker-dealer has received from the Grantee a duly endorsed Incentive Agreement evidencing such Option and instructions signed by the Grantee requesting the Company to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Grantee and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise, and (iii) the broker-dealer and the Grantee have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220 (or its successor).

As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver, or cause to be delivered, to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, Share certificates for the number of Shares purchased under the Stock Option. Such delivery shall be effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to Grantee or other appropriate recipient.

Subject to Section 6.2, during the lifetime of a Grantee, each Option granted to him shall be exercisable only by the Grantee (or his legal guardian in the event of his Disability) or by a broker-dealer acting on his behalf pursuant to a cashless exercise under the  foregoing provisions of this Section 2.3(a).

(b)  RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any grant of Stock Option or on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any stockholders' agreement, buy/sell agreement, stockholders' agreement, right of first refusal, non-competition, and any other agreement between the Company and any of its securities holders or employees, (ii) any applicable federal securities laws, (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or (iv) any blue sky or state securities law applicable to such Shares. Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.

Any Grantee or other person exercising an Incentive Award may be required by the Committee to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its sole discretion, may release any person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.

(c)  NOTIFICATION OF DISQUALIFYING DISPOSITION OF SHARES FROM INCENTIVE STOCK OPTIONS. Notwithstanding any other provision of the Plan, a Grantee who disposes of Shares of Common Stock acquired upon the exercise of an Incentive Stock Option by a sale or exchange either (i) within two (2) years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one (1) year after the transfer of such Shares to him pursuant to exercise, shall promptly notify the Company of such disposition, the amount realized and his adjusted basis in such Shares.

(d)  PROCEEDS OF OPTION EXERCISE. The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.

2.4           STOCK APPRECIATION RIGHTS IN TANDEM WITH NONSTATUTORY STOCK OPTIONS

(a)  GRANT. The Committee may, at the time of grant of a Nonstatutory Stock Option, or at any time thereafter during the term of the Nonstatutory Stock Option, grant Stock Appreciation Rights with respect to all or any portion of the Shares of Common Stock covered by such Nonstatutory Stock Option. A Stock Appreciation Right in tandem with a Nonstatutory Stock Option is referred to herein as a “TANDEM SAR”.

(b)  GENERAL PROVISIONS. The terms and conditions of each Tandem SAR shall be evidenced by an Incentive Agreement. The Option Price per Share of a Tandem SAR shall be fixed in the Incentive Agreement and shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the grant date of the Nonstatutory Stock Option to which it relates.

(c)  EXERCISE. A Tandem SAR may be exercised at any time the Nonstatutory Stock Option to which it relates is then exercisable, but only to the extent such Nonstatutory Stock Option is exercisable, and shall otherwise be subject to the conditions applicable to such Nonstatutory Stock Option. When a Tandem SAR is exercised, the Nonstatutory Stock Option to which it relates shall terminate to the extent of the number of Shares with respect to which the Tandem SAR is exercised. Similarly, when a Nonstatutory Stock Option is exercised, the Tandem SARs relating to the Shares covered by such Nonstatutory Stock Option exercise shall terminate. Any Tandem SAR which is outstanding on the last day of the term of the related Nonstatutory Stock Option shall be automatically exercised on such date for cash, without the need for any action by the Grantee, to the extent of any Appreciation.

(d)  SETTLEMENT. Upon exercise of a Tandem SAR, the holder shall receive, for each Share with respect to which the Tandem SAR is exercised, an amount equal to the Appreciation. The Appreciation shall be payable in cash, Common Stock, or a combination of both, as specified in the Incentive Agreement (or in the discretion of the Committee if not so specified). The Appreciation shall be paid within 30 calendar days of the exercise of the Tandem SAR. The number of Shares of Common Stock which shall be issuable upon exercise of a Tandem SAR shall be determined by dividing (1) by (2), where (1) is the number of Shares as to which the Tandem SAR is exercised multiplied by the Appreciation in such shares and (2) is the Fair Market Value of a Share on the exercise date.

2.5            STOCK APPRECIATION RIGHTS INDEPENDENT OF NONSTATUTORY STOCK OPTIONS

(a)  GRANT. The Committee may grant Stock Appreciation Rights independent of Nonstatutory Stock Options (“INDEPENDENT SARS”).

(b)  GENERAL PROVISIONS. The terms and conditions of each Independent SAR shall be evidenced by an Incentive Agreement. The exercise price per share of Common Stock shall be not less than one hundred percent (100%) of the Fair Market Value of a Share of Common Stock on the date of grant of the Independent SAR. The term of an Independent SAR shall be determined by the Committee.

(c)  EXERCISE. Independent SARs shall be exercisable at such time and subject to such terms and conditions as the Committee shall specify in the Incentive Agreement for the Independent SAR grant.

(d) SETTLEMENT. Upon exercise of an Independent SAR, the holder shall receive, for each Share specified in the Independent SAR grant, an amount equal to the Spread. The Spread shall be payable in cash, Common Stock, or a combination of both, in the discretion of the Committee or as specified in the Incentive Agreement. The Spread shall be paid within 30 calendar days of the exercise of the Independent SAR. The number of Shares of Common Stock which shall be issuable upon exercise of an Independent SAR shall be determined by dividing (1) by (2), where (1) is the number of Shares as to which the Independent SAR is exercised multiplied by the Spread in such Shares and (2) is the Fair Market Value of a Share on the exercise date.

2.6           Reload Options.

At the discretion of the Committee, the Grantee may be granted under an Incentive Agreement, replacement Stock Options under the Plan that permit the Grantee to purchase an additional number of Shares equal to the number of previously owned Shares surrendered by the Grantee to pay for all or a portion of the Option Price upon exercise of his Stock Options. The terms and conditions of such replacement Stock Options shall be set forth in the Incentive Agreement.

2.7           SUPPLEMENTAL PAYMENT ON EXERCISE OF NONSTATUTORY STOCKOPTIONS OR STOCK APPRECIATION RIGHTS.

The Committee, either at the time of grant or as of the time of exercise of any Nonstatutory Stock Option or Stock Appreciation Right, may provide in the Incentive Agreement for a Supplemental Payment by the Company to the Grantee with respect to the exercise of any Nonstatutory Stock Option or Stock Appreciation Right. The Supplemental Payment shall be in the amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the exercise of the Nonstatutory Stock Option and/or Stock Appreciation Right and the receipt of the Supplemental Payment, assuming the holder is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

SECTION 3.

RESTRICTED STOCK

3.1           AWARD OF RESTRICTED STOCK

(a)  GRANT. In consideration of the performance of Employment by any Grantee who is an Employee, Consultant or Outside Director, Shares of Restricted Stock may be awarded under the Plan by the Committee with such restrictions during the Restriction Period as the Committee may designate in its discretion, any of which restrictions may differ with respect to each particular Grantee. Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to or more than the Fair Market Value of the shares of Restricted Stock on the grant date. The terms and conditions of each grant of Restricted Stock shall be evidenced by an Incentive Agreement.

(b) IMMEDIATE TRANSFER WITHOUT IMMEDIATE DELIVERY OF RESTRICTED STOCK. Unless otherwise specified in the Grantee's Incentive Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Grantee in consideration of the performance of services as an Employee, Consultant or Outside Director, as applicable, entitling such Grantee to all voting and other ownership rights in such Shares.

As specified in the Incentive Agreement, a Restricted Stock Award may limit the Grantee's dividend rights during the Restriction Period in which the shares of Restricted Stock are subject to a ”substantial risk of forfeiture” (within the meaning given to such term under Code Section 83) and restrictions on transfer. In the Incentive Agreement, the Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of Restricted Stock granted to a Covered Employee, if applicable, is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception. In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, if applicable, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

Shares awarded pursuant to a grant of Restricted Stock may be issued in the name of the Grantee and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates) or in trust or in escrow pursuant to an agreement satisfactory to the Committee, as determined by the Committee, until such time as the restrictions on transfer have expired. All such terms and conditions shall be set forth in the particular Grantee's Incentive Agreement. The Company or Committee (or their delegates) shall issue to the Grantee a receipt evidencing the certificates held by it which are registered in the name of the Grantee.

3.2           RESTRICTIONS

(a) FORFEITURE OF RESTRICTED STOCK. Restricted Stock awarded to a Grantee may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a “substantial risk of forfeiture” (as defined in Code Section 83), or a restriction on transferability; (ii) unless otherwise specified by the Committee in the Incentive Agreement, the Restricted Stock that is subject to restrictions which are not satisfied shall be forfeited and all rights of the Grantee to such Shares shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the particular Grantee's Incentive Agreement.

(b) ISSUANCE OF CERTIFICATES. Reasonably promptly after the date of grant with respect to Shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Grantee to whom such Shares of Restricted Stock were granted, evidencing such Shares; provided, however, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such Shares. Each such stock certificate shall bear the following legend or any other legend approved by the Company:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE RESTRICTIONS, TERMS AND CONDITIONS (INCLUDING FORFEITURE AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE INX INC. INCENTIVE PLAN AND AN INCENTIVE AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER OF SUCH SHARES AND INX INC. A COPY OF THE PLAN AND INCENTIVE AGREEMENT ARE ON FILE IN THE CORPORATE OFFICES OF INX INC.

Such legend shall not be removed from the certificate evidencing such Shares of Restricted Stock until such Shares vest pursuant to the terms of the Incentive Agreement.

(c) REMOVAL OF RESTRICTIONS. The Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is appropriate.

3.3           DELIVERY OF SHARES OF COMMON STOCK

Subject to withholding taxes under Section 7.3 and to the terms of the Incentive Agreement, a stock certificate evidencing the Shares of Restricted Stock with respect to which the restrictions in the Incentive Agreement have been satisfied shall be delivered to the Grantee or other appropriate recipient free of restrictions. Such delivery shall be effected for all purposes when the Company shall have deposited such certificate in the United States mail, addressed to the Grantee or other appropriate recipient.

3.4           SUPPLEMENTAL PAYMENT ON VESTING OF RESTRICTED STOCK

The Committee, either at the time of grant or vesting of Restricted Stock, may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of the Restricted Stock and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

SECTION 4.

PERFORMANCE UNITS AND PERFORMANCE SHARES

4.1           PERFORMANCE BASED AWARDS

(a)  GRANT. The Committee is authorized to grant Performance-Based Awards consisting of Performance Units and Performance Shares to selected Grantees who are Employees, Outside Directors or Consultants. Each grant of Performance Units and/or Performance Shares shall be evidenced by an Incentive Agreement in such amounts and upon such terms as shall be determined by the Committee. The Committee may make grants of Performance Units or Performance Shares in such a manner that more than one Performance Period is in progress concurrently. For each Performance Period, the Committee shall establish the number of Performance Units or Performance Shares and their contingent values which may vary depending on the degree to which performance criteria established by the Committee are met.

(b)  PERFORMANCE CRITERIA. The Committee may establish performance goals applicable to Performance-Based Awards based upon criteria in one or more of the following categories: (i) performance of the Company as a whole, (ii) performance of a segment of the Company's business, and (iii) individual performance. Performance criteria for the Company shall relate to the achievement of predetermined financial objectives for the Company and its Subsidiaries on a consolidated basis. Performance criteria for a segment of the Company's business shall relate to the achievement of financial and operating objectives of the segment for which the participant is accountable. Examples of performance criteria shall include (but are not limited to) pre-tax or after-tax profit levels, including: earnings per share, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, net operating profits after tax, and net income; total stockholder return; return on assets, equity, capital or investment; cash flow and cash flow return on investment; economic value added and economic profit; growth in earnings per share; levels of operating expense and maintenance expense or measures of customer satisfaction and customer service as determined from time to time including the relative improvement therein. Individual performance criteria shall relate to a participants overall performance, taking into account, among other measures of performance, the attainment of individual goals and objectives. The performance goals may differ among participants.

(c)  MODIFICATION. If the Committee determines, in its discretion exercised in good faith, that the established performance measures or objectives are no longer suitable to the Company's objectives because of a change in the Company's business, operations, corporate structure, capital structure, or other conditions the Committee deems to be appropriate, the Committee may modify the performance measures and objectives to the extent it considers such modification to be necessary. The Committee shall not permit any such modification that would cause the Performance-Based Awards to fail to qualify for the Performance-Based Exception, if applicable.

(d)  PAYMENT. The basis for payment of Performance-Based Awards for a given Performance Period shall be the achievement of those performance objectives determined by the Committee at the beginning of the Performance Period as specified in the Grantee's Incentive Agreement. If minimum performance is not achieved for a Performance Period, no payment shall be made and all contingent rights shall cease. If minimum performance is achieved or exceeded, the number of Performance-Based Awards may be based on the degree to which actual performance exceeded the pre-established minimum performance standards. The amount of payment shall be determined by multiplying the number of Performance-Based Awards granted at the beginning of the Performance Period times the final Performance Award value. Payments shall be made, in the discretion of the Committee as specified in the Incentive Agreement.

(e)  SPECIAL RULE FOR COVERED EMPLOYEES. No later than the ninetieth (90th) day following the beginning of a Performance Period (or twenty-five percent (25%) of the Performance Period) the Committee shall establish performance goals as described in Section 4.1 applicable to Performance-Based Awards awarded to Covered Employees in such a manner as shall permit payments with respect thereto to qualify for the Performance-Based Exception, if applicable. If a Performance Award granted to a Covered Employee is intended to comply with the Performance-Based Exception, the Committee in establishing performance goals shall comply with Treasury Regulation Section l.162-27(e)(2) (or its successor). As soon as practicable following the Company's determination of the Company's financial results for any Performance Period, the Committee shall certify in writing: (i) whether the Company achieved its minimum performance for the objectives for the Performance Period, (ii) the extent to which the Company achieved its performance objectives for the Performance Period, (iii) any other terms that are material to the grant of Performance-Based Awards, and (iv) the calculation of the payments, if any, to be paid to each Grantee for the Performance Period.

4.2           SUPPLEMENTAL PAYMENT ON VESTING OF PERFORMANCE UNITS OR PERFORMANCE SHARES

The Committee, either at the time of grant or at the time of vesting of Performance Units or Performance Shares, may provide for a Supplemental Payment by the Company to the Grantee in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of such Performance Units or Performance Shares and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as seemed appropriate by the Committee. The Committee shall have the discretion to grant Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

SECTION 5.

OTHER STOCK-BASED AWARDS

5.1           GRANT OF OTHER STOCK-BASED AWARDS

Other Stock-Based Awards may be awarded by the Committee to selected Grantees that are denominated or payable in, valued in whole or in part by reference to, or otherwise related to, Shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan and the goals of the Company. Other types of Stock-Based Awards include, without limitation, Deferred Stock, purchase rights, Shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the value of securities of or the performance of a specified Subsidiary, division or department, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Parent or Subsidiary. As is the case with other Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Incentive Awards.

5.2           OTHER STOCK-BASED AWARD TERMS

(a)  WRITTEN AGREEMENT. The terms and conditions of each grant of an Other Stock-Based Award shall be evidenced by an Incentive Agreement.

(b)  PURCHASE PRICE. Except to the extent that an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services actually rendered (in the case of authorized and unissued shares) or to be rendered, or (ii) in the case of an Other Stock-Based Award in the nature of a purchase right, consideration (other than services rendered or to be rendered) at least equal to 50% of the Fair Market Value of the Shares covered by such grant on the date of grant (or such percentage higher than 50% that is required by any applicable tax or securities law).

(c)  PERFORMANCE CRITERIA AND OTHER TERMS. In its discretion, the Committee may specify such criteria, periods or goals for vesting in Other Stock-Based Awards and payment thereof to the Grantee as it shall determine; and the extent to which such criteria, periods or goals have been met shall be determined by the Committee. All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Incentive Agreement. The Committee may also provide for a Supplemental Payment similar to such payment as described in Section 4.2.

(d)  PAYMENT. Other Stock-Based Awards may be paid in Shares of Common Stock or other consideration related to such Shares, in a single payment or in installments on such dates as determined by the Committee, all as specified in the Incentive Agreement.

(e)  DIVIDENDS. The Grantee of an Other Stock-Based Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of Shares covered by the Other Stock-Based Award only to the extent as determined by the Committee and set forth in the Incentive Agreement. The Committee may also provide in the Incentive Agreement that such amounts (if any) shall be deemed to have been reinvested in additional Shares of Common Stock.

SECTION 6.

PROVISIONS RELATING TO PLAN PARTICIPATION

6.1           PLAN CONDITIONS

(a)  INCENTIVE AGREEMENT. Each Grantee to whom an Incentive Award is granted shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee. The Incentive Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee's particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly-situated Grantees. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular Grantee's Incentive Award, as well as, for example, provisions to the effect that the Grantee (i) shall not disclose any confidential information acquired during Employment with the Company, (ii) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (iii) shall not interfere with the employment or other service of any employee, (iv) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (v) shall forfeit an Incentive Award if terminated for Cause, (vi) shall not be permitted to make an election under Section 83(b) of the Code when applicable, and (vii) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, a stockholders' agreement or other agreement restricting the transferability of Shares by Grantee. An Incentive Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Grantee. The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer.

(b)  NO RIGHT TO EMPLOYMENT. Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued Employment) in any Grantee or affect the right of the Company to terminate the Employment of any Grantee at any time without regard to the existence of the Plan.

(c) SECURITIES REQUIREMENTS. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any Shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares of Common Stock pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.

If the Shares issuable on exercise of an Incentive Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON RECEIPT BY THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE OR TRANSFER.

6.2           TRANSFERABILITY

Incentive Awards granted under the Plan shall not be transferable or assignable other than: (a) by will or the laws of descent and distribution or (b) pursuant to a qualified domestic relations order (as defined by Section 414(p) of the Code); provided, however, only with respect to Incentive Awards consisting of Nonstatutory Stock Options, the Committee may, in its discretion, authorize all or a portion of the Nonstatutory Stock Options to be granted on terms which permit transfer by the Grantee to (i) the members of the Grantee's Immediate Family, (ii) a trust or trusts for the exclusive benefit of such Immediate Family, (iii) a partnership in which such members of such Immediate Family are the only partners, or (iv) any other entity owned solely by members of the Immediate Family; provided that (A) there may be no consideration for any such transfer, (B) the Incentive Agreement pursuant to which such Nonstatutory Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 6.2, and (C) subsequent transfers of transferred Nonstatutory Stock Options shall be prohibited except in accordance with clauses (a) and (b) (above) of this sentence. Following any permitted transfer, the Nonstatutory Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term “Grantee” shall be deemed to refer to the transferee. The events of termination of employment, as set out in Section 6.6 and in the Incentive Agreement, shall continue to be applied with respect to the original Grantee, and the Incentive Award shall be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.

Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Nonstatutory Stock Option hereunder, the original Grantee shall remain subject to withholding taxes upon exercise. In addition, the Company and the Committee shall have no obligation to provide any notices to any Grantee or transferee thereof, including, for example, notice of the expiration of an Incentive Award following the original Grantee's termination of employment.

No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee's enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 6.2 shall be void and ineffective. All determinations under this Section 6.2 shall be made by the Committee in its discretion.

6.3           RIGHTS AS A STOCKHOLDER

(a)  NO STOCKHOLDER RIGHTS. Except as otherwise provided in Section 3.1(b) for grants of Restricted Stock, a Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a stockholder with respect to any Shares of Common Stock until the issuance of a stock certificate for such Shares.

(b) REPRESENTATION OF OWNERSHIP. In the case of the exercise of an Incentive Award by a person or estate acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such person and may require such consents and releases of taxing authorities as the Committee may deem advisable.

6.4           LISTING AND REGISTRATION OF SHARES OF COMMON STOCK

The exercise of any Incentive Award granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which Shares of Common Stock are traded. The Committee may, in its discretion, defer the effectiveness of any exercise of an Incentive Award in order to allow the issuance of Shares of Common Stock to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award. During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Grantee may, by written notice to the Committee, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

6.5           CHANGE IN STOCK AND ADJUSTMENTS

(a)  CHANGES IN LAW OR CIRCUMSTANCES. Subject to Section 6.7 (which only applies in the event of a Change of Control), in the event of any change in applicable laws or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan, then, if the Committee should determine, in its absolute discretion, that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and (iii) the price per Share for outstanding Incentive Awards. Any adjustment under this paragraph of an outstanding Incentive Stock Option shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code unless otherwise agreed to by the Grantee in writing. The Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.  However, in no event shall this paragraph (a) be construed to permit a modification (including a replacement) of an Option or SAR if such modification either: (A) would result in accelerated recognition of income or imposition of additional tax under Section 409Aof the Code; or (B) would cause the Option or SAR subject to the modification (or cause a replacement Option or SAR) to be subject to Section 409A of the Code, provided that the restriction of this clause (B) shall not apply to any Option or SAR that, at the time it is granted or otherwise, is designated as being deferred compensation subject to Section 409A of the Code.

(b)  EXERCISE OF CORPORATE POWERS. The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the  right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company's capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

(c)  RECAPITALIZATION OF THE COMPANY. Subject to Section 6.7 (which only applies in the event of a Change in Control), if while there are Incentive Awards outstanding, the Company shall effect any subdivision or consolidation of Shares of Common Stock or other capital readjustment, the payment of a stock dividend, stock split, combination of Shares, recapitalization or other increase or reduction in the number of Shares outstanding, without receiving compensation therefor in money, services or property, then the number of Shares available under the Plan and the number of Incentive Awards which may thereafter be exercised shall (i) in the event of an increase in the number of Shares outstanding, be proportionately increased and the Fair Market Value of the Incentive Awards awarded shall be proportionately reduced; and (ii) in the event of a reduction in the number of Shares outstanding, be proportionately reduced, and the Fair Market Value of the Incentive Awards awarded shall be proportionately increased. The Committee shall take such action and whatever other action it deems appropriate, in its discretion, so that the value of each outstanding Incentive Award to the Grantee shall not be adversely affected by a corporate event described in this subsection (c).

(d)  ISSUE OF COMMON STOCK BY THE COMPANY. Except as hereinabove expressly provided in this Section 6.5 and subject to Section 6.7 in the event of a Change in Control, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards; provided, however, in such event, outstanding Shares of Restricted Stock shall be treated the same as outstanding unrestricted Shares of Common Stock.

(e)  ASSUMPTION UNDER THE PLAN OF OUTSTANDING STOCK OPTIONS.  Notwithstanding any other provision of the Plan, the Committee, in its absolute discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or other type of stock incentive plan or agreement) that is or was maintained by a newly acquired or currently owned corporation or other entity that was merged into, restructured, or consolidated with, or whose stock or assets were acquired by, the Company or a Subsidiary of the Company as the surviving corporation. Any such action shall be upon such terms and conditions as the Committee, in its discretion, may deem appropriate, including provisions to preserve the holder's rights under the previously granted and unexercised stock option or other stock-based incentive award, such as, for example, retaining an existing exercise price under an outstanding stock option. Any such assumption and continuation of any such previously granted and unexercised incentive award shall be treated as an outstanding Incentive Award under the Plan and shall thus count against the number of Shares reserved for issuance pursuant to Section 1.4. In addition, any Shares issued by the Company through the assumption or substitution or exchange of outstanding grants from an acquired company shall reduce the Shares available for grants under Section 1.4.

(f)  ASSUMPTION OF INCENTIVE AWARDS BY A SUCCESSOR. Subject to the accelerated vesting and other provisions of Section 6.7 that apply in the event of a Change in Control, in the event of a Corporate Event (defined below), each Grantee shall be entitled to receive, in lieu of the number of Shares subject to Incentive Awards, such shares of capital stock or other securities or property as may be issuable or payable with respect to or in exchange for the number of Shares which Grantee would have received had he exercised the Incentive Award immediately prior to such Corporate Event, together with any adjustments (including, without limitation, adjustments to the Option Price and the number of Shares issuable on exercise of outstanding Stock Options). For this purpose, Shares of Restricted Stock shall be treated the same as unrestricted outstanding Shares of Common Stock. A “Corporate Event” means any of the following: (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, or (iii) a merger, consolidation or combination involving the Company (other than a merger, consolidation or combination (A) in which the Company is the continuing or surviving corporation and (B) which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof). The Committee shall take whatever other action it deems appropriate to preserve the rights of Grantees holding outstanding Incentive Awards.

Notwithstanding the previous paragraph of this Section 6.5(f), but subject to the accelerated vesting and other provisions of Section 6.7 that apply in the event of a Change in Control, the Committee, in its discretion, if it determines that such action is in the best interests of the Company, shall have the right and power to:

(i)  cancel, effective immediately prior to the occurrence of the Corporate Event, each outstanding Incentive Award (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Grantee an amount in cash equal to the excess of (A) the value, as determined by the Committee, of the property (including cash) received by the holders of Common Stock as a result of such Corporate Event over (B) the exercise price of such Incentive Award, if any; provided, however, this subsection (i) shall be inapplicable to an Incentive Award granted within six (6) months before the occurrence of the Corporate Event but only if the Grantee is an Insider and such disposition is not exempt under Rule 16b-3 (or other rules preventing liability of the Insider under Section 16(b) of the Exchange Act) and, in that event, the provisions hereof shall be applicable to such Incentive Award after the expiration of six (6) months from the date of grant; or

(ii)  provide for the exchange of each Incentive Award outstanding immediately prior to such Corporate Event (whether or not then exercisable) for another award with respect to the Common Stock or other property for which such Incentive Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Committee, in its discretion, in the exercise price of the Incentive Award, if any, or in the number of Shares or amount of property (including cash) subject to the Incentive Award.

The Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this subsection (f).

(g)  SUBSTITUTE AWARDS. Incentive Awards granted under the Plan may, at the discretion of the Committee, be granted in substitution or exchange for, any other award granted under another plan of the Company or any Subsidiary of the Company. Such substitution and exchange may be granted at any time. If an Incentive Award is granted in substitution or exchange for another award under another plan of the Company or a plan of a Subsidiary, the Committee shall require the surrender of such other award. Any Shares issued by the Company through substitution or exchange of outstanding grants under this Section 6.5(g) shall reduce the Shares available for grants under Section 1.4.

6.6           TERMINATION OF EMPLOYMENT, DEATH, DISABILITY AND RETIREMENT

(a)  TERMINATION OF EMPLOYMENT. Unless otherwise expressly provided in the Grantee's Incentive Agreement, if the Grantee's Employment is terminated for any reason other than due to his death, Disability, Retirement or for Cause, any non-vested portion of any Stock Option or other applicable Incentive Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur after the termination date. In such event, except as otherwise expressly provided in his Incentive Agreement, the Grantee shall be entitled to exercise his rights only with respect to the portion of the Incentive Award that was vested as of his termination of Employment date for a period that shall end on the earlier of (i) the expiration date set forth in the Incentive Agreement or (ii) ninety (90) days (not exceeding 3 months in the case of a statutory stock option) after the date of his termination of Employment.

(b)  TERMINATION OF EMPLOYMENT FOR CAUSE. Unless otherwise expressly provided in the Grantee's Incentive Agreement, in the event of the termination of a Grantee's Employment for Cause, all vested and non-vested Stock Options and other Incentive Awards granted to such Grantee shall immediately expire, and shall not be exercisable to any extent, as of 12:01 a.m. (CST) on the date of such termination of Employment.

(c)  RETIREMENT. Unless otherwise expressly provided in the Grantee's Incentive Agreement, upon the termination of Employment due to the Retirement of any Employee who is a Grantee:

(i) any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate and no further vesting shall occur; and

(ii) any vested Option or other Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award; or (B) the expiration of (1) six months after the date of his termination of Employment due to Retirement in the case of any Incentive Award other than an Incentive Stock Option or (2) three months after his termination date in the case of an Incentive Stock Option.

(d)  DISABILITY OR DEATH. Unless otherwise expressly provided in the Grantee's Incentive Agreement, upon termination of Employment as a result of the Grantee's Disability or death:

(i) any nonvested portion of any outstanding Option or other applicable Incentive Award shall immediately terminate upon termination of Employment and no further vesting shall occur; and

(ii) any vested Incentive Award shall expire on the earlier of either (A) the expiration date set forth in the Incentive Agreement or (B) the one year anniversary date of the Grantee's termination of Employment date.

In the case of any vested Incentive Stock Option held by an Employee following termination of Employment, notwithstanding the definition of “Disability” in Section 1.2, whether the Employee has incurred a “Disability” for purposes of determining the length of the Option exercise period following termination of Employment under this  paragraph (d) shall be determined by reference to Section 22(e)(3) of the Code to the extent required by Section 422(c)(6) of the Code. The Committee shall determine whether a Disability for purposes of this subsection (d) has occurred.

(e)  CONTINUATION. Subject to the conditions and limitations of the Plan and applicable law and regulation in the event that a Grantee ceases to be an Employee, Outside Director or Consultant, as applicable, for whatever reason, the Committee and Grantee may mutually agree with respect to any outstanding Option or other Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award, (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award, or (iii) to any other change in the terms and conditions of the Incentive Award. In the event of any such change to an outstanding Incentive Award, a written amendment to the Grantee's Incentive Agreement shall be required.

6.7           CHANGE IN CONTROL

Notwithstanding any contrary provision in the Plan, in the event of a Change in Control (as defined below), the following actions shall automatically occur as of the day immediately preceding the Change in Control date unless expressly provided otherwise in the Grantee's Incentive Agreement:

(a)  all of the Stock Options and Stock Appreciation Rights then outstanding shall become 100% vested and immediately and fully exercisable;

(b)  all of the restrictions and conditions of any Restricted Stock and any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired, and thus each such Incentive Award shall become free of all restrictions and fully vested; and

(c)  all of the Performance Shares, Performance Units and any Other Stock-Based Awards shall become fully vested, deemed earned in full, and promptly paid within thirty (30) days to the affected Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.

Notwithstanding any other provision of this Plan, unless otherwise expressly provided in the Grantee's Incentive Agreement, the provisions of this Section 6.7 may not be terminated, amended, or modified to adversely affect any Incentive Award theretofore granted under the Plan without the prior written consent of the Grantee with respect to his outstanding Incentive Awards subject, however, to the last paragraph of this Section 6.7.

For all purposes of this Plan, a  “CHANGE IN CONTROL ‘ of the Companymeans the occurrence of any one or more of the following events:

(a)  The acquisition by any individual, entity or group (within the meaning of 14(d)(2) of the Exchange Act (a “PERSON ‘)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the  “OUTSTANDING COMPANY STOCK”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “OUTSTANDING COMPANY VOTING SECURITIES”); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company or any Subsidiary, (ii) any acquisition by the Company or any Subsidiary or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (iii) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar business combination involving the Company (a  “MERGER”), if, following such Merger, the conditions described in clauses (i) and (ii) Section 6.7(c) (below) are satisfied;

(b)  Individuals who, as of the Effective Date, constitute the Board of Directors of the Company (“INCUMBENT BOARD”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c)  Approval by the shareholders of the Company of a Merger, unless immediately following such Merger, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to Merger beneficially own, directly or indirectly, more than 50% of the common stock of the corporation resulting from such Merger in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to such Merger and (ii) at least a majority of the members of the board of directors of the corporation resulting from such Merger were members of the Incumbent Board at the time of the execution of the initial agreement providing for such Merger;

(d)  The sale or other disposition of all or substantially all of the assets of the Company, unless immediately following such sale or other disposition, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to the consummation of such sale or other disposition beneficially own, directly or indirectly, more than 50% of the common stock of the corporation acquiring such assets in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to the consummation of such sale or disposition, and (ii) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company; or

(e)  Any other event that a majority of the Board, in its sole discretion, determines to constitute a Change in Control hereunder.

Notwithstanding the occurrence of any of the foregoing events of this Section 6.7 which would otherwise result in a Change in Control, the Board may determine in its discretion, if it deems it to be in the best interest of the Company, that an event or events otherwise constituting or reasonably leading to a Change in Control shall not be deemed a Change in Control hereunder. Such determination shall be effective only if it is made by the Board prior to the occurrence of an event that otherwise would be, or reasonably lead to, a Change in Control, or after such event only if made by the Board a majority of which is composed of directors who were members of the Board immediately prior to the event that otherwise would be, or reasonably lead to, a Change in Control.

6.8           EXCHANGE OF INCENTIVE AWARDS

The Committee may, in its discretion, permit any Grantee to surrender outstanding Incentive Awards in order to exercise or realize his rights under other Incentive Awards or in exchange for the grant of new Incentive Awards, or require holders of Incentive Awards to surrender outstanding Incentive Awards (or comparable rights under other plans or arrangements) as a condition precedent to the grant of new Incentive Awards.

6.9           FINANCING

To the extent permitted by the Sarbanes-Oxley Act of 2002 or other applicable laws, the Company may extend and maintain, or arrange for and guarantee, the extension and maintenance of financing to any Grantee to purchase Shares pursuant to exercise of an Incentive Award upon such terms as are approved by the Committee in its discretion.

SECTION 7.

GENERAL

7.1           EFFECTIVE DATE AND GRANT PERIOD

This Plan is hereby adopted by the Board effective as of April 29, 2011, (the “EFFECTIVE DATE”) subject to the approval of the stockholders of the Company within one year from April 29, 2011. Incentive Awards may be granted under the Plan at any time prior to receipt of such stockholder approval; provided, however, if the requisite stockholder approval is not obtained then any Incentive Awards granted hereunder shall automatically become null and void and of no force or effect. Unless sooner terminated by the Board, no Incentive Award shall be granted under the Plan after ten (10) years from the Effective Date.

7.2           FUNDING AND LIABILITY OF COMPANY

No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Grantee with respect to an Incentive Award shall be based solely upon any contractual obligations that may be created by this Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company, the Board, nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

7.3           WITHHOLDING TAXES

(a)  TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Incentive Award hereunder. Upon the lapse of restrictions on Restricted Stock, the Committee, in its discretion, may elect to satisfy the tax withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction.

(b)  SHARE WITHHOLDING. With respect to tax withholding required upon the exercise of Stock Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of any Incentive Awards, Grantees may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be made in writing, signed by the Grantee, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate.

(c)  INCENTIVE STOCK OPTIONS. With respect to Shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such Shares within (i) two years from the date of grant of such Option or (ii) one year after the transfer of such shares to the Grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount sufficient to satisfy federal, state and local tax withholding requirements attributable to such disqualifying disposition.

(d)  LOANS. To the extent permitted by the Sarbanes-Oxley Act of 2002 or other applicable law, the Committee may provide for loans, on either a short term or demand basis, from the Company to a Grantee who is an Employee or Consultant to permit the payment of taxes required by law.

7.4           NO GUARANTEE OF TAX CONSEQUENCES

Neither the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

7.5           DESIGNATION OF BENEFICIARY BY PARTICIPANT

Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Committee during the Grantee's lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee's death shall be paid to the Grantee's estate.

7.6           DEFERRALS

The Committee may permit a Grantee to defer such Grantee's receipt of the payment of cash or the delivery of Shares that would, otherwise be due to such Grantee by virtue of the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units, Performance Shares or Other Stock-Based Awards. If any such deferral election is permitted, the Committee shall, in its discretion, establish rules and procedures for such payment deferrals to the extent required for tax deferral of compensation under the Code.  Except for Options and SARs designated at the time of grant or otherwise as intended to be subject to Section 409A of the Code, this Section 7.6 shall not be construed to permit the deferred settlement of Options or SARs, if such settlement would result in deferral of compensation under Treas. Reg. §1.409A-1(b)(5)(i)(A)(3) (except as permitted in paragraphs (i) and (ii) of that section).

7.7           AMENDMENT AND TERMINATION

The Board and CEO shall each have the power and authority to terminate or amend the Plan at any time; provided, however, the Board or CEO shall not, without the approval of the stockholders of the Company within the time period required by applicable law, (a) except as provided in Section 6.5, increase the maximum number of Shares which may be issued under the Plan pursuant to Section 1.4, (b) amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan, (c) extend the term of the Plan, or, if the Company is a Publicly Held Corporation (i) increase the maximum limits on Incentive Awards to Covered Employees as set for compliance with the Performance-Based Exception, or (ii) decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act.

No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a Grantee under the Plan, without the written consent of such Grantee or other designated holder of such Incentive Award.

In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Company's Common Stock is then listed or quoted, if applicable, or (b) the Code (or regulations promulgated thereunder), require stockholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without approval of the Company's stockholders.

No amendment or termination shall be adopted or effective if it would result in accelerated recognition of income or imposition of additional tax under Section 409A of the Code or, except as otherwise provided in the amendment, would cause amounts that were not otherwise subject to Section 409A of the Code to become subject to Section 409Aof the Code.

7.8           REQUIREMENTS OF LAW

(a)  GOVERNMENTAL ENTITIES AND SECURITIES EXCHANGES. The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law, if applicable. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

(b)  SECURITIES ACT RULE 701. If no class of the Company's securities is registered under Section 12 of the Exchange Act, then unless otherwise determined by the Committee, grants of Incentive Awards to “Rule 701 Grantees” (as defined below) and issuances of the underlying shares of Common Stock, if any, on the exercise or conversion of such Incentive Awards are intended to comply with all applicable conditions of Securities Act Rule 701 (“Rule 701”), including, without limitation, the restrictions as to the amount of securities that may be offered and sold in reliance on Rule 701, so as  to qualify for an exemption from the registration requirements of the Securities Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention. In accordance with Rule 701, each Grantee shall receive a copy of the Plan on or before the date an Incentive Award is granted to him, as well as the additional disclosure required by Rule 701(e) if the aggregate sales price or amount of securities sold during any consecutive 12-month period exceeds $5,000,000 as determined under Rule 701(e). If Rule 701 (or any successor provision) is amended to eliminate or otherwise modify any of the requirements specified in Rule 701, then the provisions of this subsection 7.8(b) shall be interpreted and construed in accordance with Rule 701 as so amended. For purposes of this subsection 7.8(b), as determined in accordance with Rule 701, “Rule 701 Grantees” shall mean any Grantee other than a director of the Company, the Company's chairman, chief executive officer, president, chief financial officer, controller and any vice president of the Company, and any other key employee of the Company who generally has access to financial and other business related information and possesses sufficient sophistication to understand and evaluate such information.

7.9           RULE 16b-3 SECURITIES LAW COMPLIANCE FOR INSIDERS

If the Company is a Publicly Held Corporation, transactions under the Plan with respect to Insiders are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. With respect to all Grantees, transactions under the Plan are intended to comply with Securities Regulation BTR and the Company's insider trading policies as revised from time to time or such other similar Company policies, including but not limited to, policies relating to black out periods. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention, and to the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion.

7.10         COMPLIANCE WITH CODE SECTION 162(m) FOR PUBLICLY HELD CORPORATION

If the Company is a Publicly Held Corporation, unless otherwise determined by the Committee with respect to any particular Incentive Award, it is intended that the Plan shall comply fully with the applicable requirements so that any Incentive Awards subject to Section 162(m) that are granted to Covered Employees shall qualify for the Performance-Based Exception. If any provision of the Plan or an Incentive Agreement would disqualify the Plan or would not otherwise permit the Plan or Incentive Award to comply with the Performance-Based Exception as so intended, such provision shall be construed or deemed to be amended to conform to the requirements of the Performance-Based Exception to the extent permitted by applicable law and deemed advisable by the Committee; provided, however, no such construction or amendment shall have an adverse effect on the prior grant of an Incentive Award or the economic value to a Grantee of any outstanding Incentive Award, unless consented to in writing by the Grantee.

7.11         COMPLIANCE WITH CODE SECTION 409A.

The provisions of the Plan shall be subject to the following:

           (a)  No provision of the Plan shall be construed to permit the grant of an Option or SAR if such action would cause the Option or SAR being granted or the option or stock appreciation right being replaced to be subject to Section 409A of the Code, provided that this paragraph (a) shall not apply to any Option or SAR (or option or stock appreciation right granted under another plan) being replaced that, at the time it is granted or otherwise, is designated as being deferred compensation subject to Section 409A of the Code.

           (b)  Except with respect to an Option or SAR that, at the time it is granted or otherwise, is designated as being deferred compensation subject to Section 409A of the Code, no Option or SAR shall condition the receipt of dividends with respect to an Option or SAR on the exercise of such Award, or otherwise provide for payment of such dividends in a manner that would cause the payment to be treated as an offset to or reduction of the exercise price of the Option or SAR pursuant Treas. Reg. §1.409A-1(b)(5)(i)(E).

           (c)  The Plan shall not be construed to permit a modification of an Award, or to permit the payment of a dividend or dividend equivalent, if such actions would result in accelerated recognition of taxable income or imposition of additional tax under Section 409A of the Code.

7.12         SUCCESSORS TO COMPANY

All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

7.13         MISCELLANEOUS PROVISIONS

(a)  No Employee, Consultant, Outside Director, or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee, Consultant, or Outside Director any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.

(b)  The expenses of the Plan shall be borne by the Company.

(c)  By accepting any Incentive Award, each Grantee and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.

(d)  No Shares of Common Stock shall be issued hereunder unless counsel for the Company is then reasonably satisfied that such issuance will be in compliance with federal and state securities laws, if applicable.

7.14         SEVERABILITY

In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.

7.15         GENDER, TENSE AND HEADINGS

Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.

7.16         GOVERNING LAW

The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Texas without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.

APPENDIX B
AMENDMENT TO INX Inc. 2008 EMPLOYEE STOCK PURCHASE PLAN

FIRST AMENDMENT TO
INX INC. 2008 EMPLOYEE STOCK PURCHASE PLAN

WHEREAS, INX Inc. (“INX") maintains the INX Inc. 2008 Employee Stock Purchase Plan (the "Plan");

WHEREAS, Section 19 of the Plan permits amendment to the Plan at any time and for any reason; and

WHEREAS, amendment of the Plan is now considered desirable to increase the number of shares of INX common stock available for purchase under the Plan;

NOW, THEREFORE, BE IT RESOLVED that by virtue and in exercise of the amending power reserved to INX under the Plan, the Plan shall be, and hereby is, amended in the following particulars:

1.	By substituting the following for the first sentence of section 13(a) of the Plan:

“Subject to adjustment as provided in Section 18, the maximum number of Shares which shall be made available for sale under the Plan shall be one million two-hundred fifty thousand (1,250,000) Shares.”

FURTHER RESOLVED, except as specifically provided hereby, the Plan shall continue in full force and effect in accordance with the provisions thereof; and

FURTHER RESOLVED, this amendment shall be construed in accordance with and governed by the law of the State of Texas.

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